Exhibit 99.1

Supplemental Operating and Financial Data
for the Quarter Ended June 30, 2018

THE COMPANY

Boston Properties, Inc. ("Boston Properties," "BXP" or the "Company"), a self-administered and self-managed real estate investment trust (REIT), is one of the largest owners, managers, and developers of Class A office properties in the United States, with a significant presence in five markets: Boston, Los Angeles, New York, San Francisco and Washington, DC. The Company was founded in 1970 by Mortimer B. Zuckerman and Edward H. Linde in Boston, where it maintains its headquarters. Boston Properties became a public company in June 1997. Boston Properties is a fully integrated real estate company, organized as a real estate investment trust, that develops, redevelops, acquires, manages, operates and owns a diverse portfolio of primarily Class A office space totaling 50.2 million square feet and consisting of 166 office properties (including nine properties under construction/redevelopment), six residential properties (including three properties under construction), five retail properties and one hotel. Boston Properties is well-known for its in-house building management expertise and responsiveness to tenants' needs. The Company holds a superior track record in developing premium Central Business District (CBD) office buildings, successful mixed-use complexes, suburban office centers and build-to-suit projects for a diverse array of creditworthy tenants.

FORWARD-LOOKING STATEMENTS

This Supplemental package contains forward-looking statements within the meaning of the Federal securities laws. You can identify these statements by our use of the words “assumes,” “believes,” “budgeted,” “estimates,” “expects,” “guidance,” “intends,” “may,” “might,” “plans,” “projects,” “should,” “will” and similar expressions that do not relate to historical matters. You should exercise caution in interpreting and relying on forward-looking statements because they involve known and unknown risks, uncertainties and other factors that are, in some cases, beyond Boston Properties’ control and could materially affect actual results, performance or achievements. These factors include, without limitation, the ability to enter into new leases or renew leases on favorable terms, dependence on tenants’ financial condition, the uncertainties of real estate development, acquisition and disposition activity, the ability to effectively integrate acquisitions, the uncertainties of investing in new markets, the ability of our joint venture partners to satisfy their obligations, the costs and availability of financing, the effectiveness of our interest rate hedging programs, the effects of local, national and international economic and market conditions, the effects of acquisitions, dispositions and possible impairment charges on our operating results, the impact of newly adopted accounting principles on the Company's accounting policies and on period-to-period comparisons of financial results, regulatory changes and other risks and uncertainties detailed from time to time in the Company’s filings with the Securities and Exchange Commission. These forward-looking statements speak only as of the date of issuance of this report and are not guarantees of future results, performance or achievements. Boston Properties does not undertake a duty to update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.

NON-GAAP FINANCIAL MEASURES

This Supplemental package includes non-GAAP financial measures, which are accompanied by what the Company considers the most directly comparable financial measures calculated and presented in accordance with GAAP. Quantitative reconciliations of the differences between the most directly comparable GAAP financial measures and the non-GAAP financial measures presented are provided within this Supplemental package. Definitions of these non-GAAP financial measures and statements of the reasons why management believes the non-GAAP measures provide useful information to investors about the Company’s financial condition and results of operations, and, if applicable, the other purposes for which management uses the measures, can be found in the Definitions section of this Supplemental starting on page 46.

The Company also presents “BXP's Share” of certain of these measures, which are non-GAAP financial measures that are calculated as the consolidated amount calculated in accordance with GAAP, plus the Company's share of the amount from the Company's unconsolidated joint ventures (calculated based upon the Company’s percentage ownership interest), minus the Company’s partners’ share of the amount from the Company's consolidated joint ventures (calculated based upon the partners’ percentage ownership interests and, in some cases, after priority allocations).  Management believes that presenting “BXP's Share” of these measures provides useful information to investors regarding the Company’s financial condition and/or results of operations because the Company has several significant joint ventures and presenting various financial measures in this manner can help investors better understand the Company’s financial condition and/or results of operations after taking into account its economic interest in these joint ventures.  The Company cautions investors that the ownership percentages used in calculating "BXP's Share" of these measures may not completely and accurately depict all of the legal and economic implications of holding an interest in a consolidated or unconsolidated joint venture. For example, in addition to partners' interests in profits and capital, venture agreements vary in the allocation of rights regarding decision making (both routine and major decisions), distributions, transferability of interests, liquidations and other matters. Moreover, in some cases, the Company exercises significant influence over, but does not control, the joint venture, in which case GAAP requires that the Company account for the joint venture entity using the equity method of accounting and the Company does not consolidate it for financial reporting purposes. As a result, presentations of “BXP's Share” of a financial measure should not be considered a substitute for, and should only be considered together with and as a supplement to, the Company's financial information presented in accordance with GAAP. Unless noted otherwise, reconciliations of "BXP's Share" of these financial measures can be found in the Reconciliations section of this Supplemental package starting on page 50.

GENERAL INFORMATION

Corporate Headquarters	Trading Symbol	Investor Relations	Inquires
800 Boylston Street	BXP	Boston Properties, Inc.	Inquiries should be directed to
Suite 1900		800 Boylston Street, Suite 1900	Michael E. LaBelle
Boston, MA 02199	Stock Exchange Listing	Boston, MA 02199	Executive Vice President, Chief Financial Officer
(t) 617.236.3300	New York Stock Exchange	(t) 617.236.3822	at 617.236.3352 or
(f) 617.236.3311		(f) 617.236.3311	mlabelle@bostonproperties.com
investorrelations@bostonproperties.com
		www.bostonproperties.com	Sara Buda
Vice President, Investor Relations
at 617.236.3429 or
sbuda@bostonproperties.com

(Cover photo: Salesforce Tower, San Francisco, CA)

Q2 2018
Table of contents

Q2 2018
Company profile

SNAPSHOT

(as of June 30, 2018)

Fiscal Year-End	December 31
Total Properties (includes unconsolidated joint ventures)	178
Total Square Feet (includes unconsolidated joint ventures)	50.2 million
Common shares outstanding, plus common units and LTIP units (other than unearned Multi-Year Long-Term Incentive Program (MYLTIP) Units) on an as-converted basis [1]	172.2 million
Closing Price, at the end of the quarter	$125.42 per share
Dividend - Quarter/Annualized	$0.80/$3.20 per share
Dividend Yield	2.55%
Consolidated Market Capitalization [1]	$32.5 billion
BXP's Share of Market Capitalization 1, [2]	$32.0 billion
Senior Debt Ratings	A- (S&P); BBB+ (Fitch); Baa1 (Moody's)
STRATEGY

Boston Properties' primary business objective is to maximize return on investment in an effort to provide its investors with the greatest possible total return in all points of the economic cycle. To achieve this objective, the Company maintains consistent strategies that include the following:

•
to maintain a keen focus on select markets that exhibit the strongest economic growth and investment characteristics over time - currently Boston, New York, San Francisco, Washington, DC and Los Angeles;

•	to invest in the highest quality buildings (primarily office) with unique amenities and locations that are able to maintain high occupancy and achieve premium rental rates through economic cycles;

•
in our core markets, to maintain scale and a full-service real estate capability (leasing, development, construction and property management) to ensure we (1) see all relevant investment deal flow, (2) maintain an ability to execute on all types of real estate opportunities, such as acquisitions, dispositions, repositioning and development, throughout the real estate investment cycle and (3) provide superior service to our tenants;

•
to be astute in market timing for investment decisions by acquiring properties in times of opportunity, developing into economic growth and selling assets at attractive prices, resulting in continuous portfolio refreshment;

•	to ensure a strong balance sheet to maintain consistent access to capital and the resultant ability to make opportunistic investments; and

•
to foster a culture and reputation of integrity and fair dealing, making us the counterparty of choice for tenants and real estate industry participants and the employer of choice for talented real estate professionals.

MANAGEMENT

Board of Directors		Chairman Emeritus
Joel I. Klein	Lead Independent Director	Mortimer B. Zuckerman
Owen D. Thomas	Chief Executive Officer
Douglas T. Linde	President	Management
Kelly A. Ayotte		Owen D. Thomas	Chief Executive Officer
Bruce W. Duncan		Douglas T. Linde	President
Karen E. Dykstra		Raymond A. Ritchey	Senior Executive Vice President
Carol B. Einiger	Chair of Compensation Committee	Michael E. LaBelle	Executive Vice President, Chief Financial Officer and Treasurer
Dr. Jacob A. Frenkel
Matthew J. Lustig	Chair of Nominating & Corporate Governance Committee	Peter D. Johnston	Executive Vice President, Washington, DC Region
		Bryan J. Koop	Executive Vice President, Boston Region
Martin Turchin		Robert E. Pester	Executive Vice President, San Francisco Region
David A. Twardock	Chair of Audit Committee	John F. Powers	Executive Vice President, New York Region
		Frank D. Burt	Senior Vice President, General Counsel
		Michael R. Walsh	Senior Vice President, Chief Accounting Officer
TIMING OF EARNINGS ANNOUNCEMENTS

Quarterly results for the next four quarters will be announced according to the following schedule:

Third Quarter, 2018	Tentatively October 30, 2018
Fourth Quarter, 2018	Tentatively January 29, 2019
First Quarter, 2019	Tentatively April 30, 2019
Second Quarter, 2019	Tentatively July 30, 2019

____________________

[1]	For additional detail, see page 25.

[2]	For the Company's definitions and related disclosures, see the Definitions and Reconciliations sections of this Supplemental package starting on page 46.

Q2 2018
Guidance and assumptions

GUIDANCE

The Company’s guidance for the third quarter 2018 and full year 2018 for diluted earnings per common share attributable to Boston Properties, Inc. common shareholders (EPS) and diluted funds from operations (FFO) per common share attributable to Boston Properties, Inc. common shareholders is set forth and reconciled below.  Except as described below, the estimates reflect management’s view of current and future market conditions, including assumptions with respect to rental rates, occupancy levels, the timing of the lease-up of available space and development deliveries and the earnings impact of the events referenced in the earnings release issued on July 31, 2018 and otherwise referenced during the Company’s conference call scheduled for August 1, 2018.  The estimates do not include possible future gains or losses or the impact on operating results from other possible future property acquisitions or dispositions, other possible capital markets activity or possible future impairment charges. EPS estimates may be subject to fluctuations as a result of several factors, including changes in the recognition of depreciation and amortization expense and any gains or losses associated with disposition activity. The Company is not able to assess at this time the potential impact of these factors on projected EPS. By definition, FFO does not include real estate-related depreciation and amortization, impairment losses on depreciable real estate or gains or losses associated with disposition activities. For a complete definition of FFO and statements of the reasons why management believes it provides useful information to investors, see page 48. There can be no assurance that the Company’s actual results will not differ materially from the estimates set forth below.

		Third Quarter 2018			Full Year 2018
		Low		High	Low		High
Projected EPS (diluted)		$0.73	—	$0.75	$3.48	—	$3.53
Add:
	Projected Company share of real estate depreciation and amortization	0.88	—	0.88	3.55	—	3.55
Less:
	Projected Company share of gains on sales of real estate	—	—	—	0.67	—	0.67
Projected FFO per share (diluted)		$1.61	—	$1.63	$6.36	—	$6.41

ASSUMPTIONS
(dollars in thousands)

	Full Year 2018
	Low		High
Operating property activity:
Average In-service portfolio occupancy	90.0%	—	92.0%
Increase in BXP's Share of Same Property net operating income (excluding termination income)	1.0%	—	2.5%
Increase in BXP's Share of Same Property net operating income - cash (excluding termination income)	0.5%	—	2.5%
BXP's Share of Non Same Properties' incremental contribution to net operating income over prior year (excluding asset sales)	$46,000	—	$50,000
BXP's Share of incremental net operating income related to asset sales over prior year	$(9,000)	—	$(9,000)
BXP's Share of straight-line rent and fair value lease revenue (non-cash revenue)	$75,000	—	$85,000
Hotel net operating income	$13,000	—	$15,000
Termination income	$4,000	—	$8,000

Other revenue (expense):
Development and management services revenue	$37,000	—	$42,000
General and administrative expense	$(121,000)	—	$(118,000)
Net interest expense	$(375,000)	—	$(363,000)

Noncontrolling interest:
Noncontrolling interest in property partnerships' share of FFO	$(140,000)	—	$(130,000)

Q2 2018
Financial highlights

(unaudited and in thousands, except ratios and per share amounts)

	Three Months Ended
	30-Jun-18	31-Mar-18
Net income attributable to Boston Properties, Inc. common shareholders	$128,681	$176,021
Net income attributable to Boston Properties, Inc. per share - diluted	$0.83	$1.14
FFO attributable to Boston Properties, Inc. common shareholders [1]	$244,441	$230,563
Diluted FFO per share [1]	$1.58	$1.49
Dividends per common share	$0.80	$0.80
Funds available for distribution to common shareholders and common unitholders (FAD) [2]	$190,496	$143,333

Selected items:
Revenue	$664,484	$661,151
BXP's Share of revenue [3]	$619,370	$612,482
BXP's Share of straight-line rent [3]	$19,561	$22,662
BXP's Share of fair value lease revenue [3,4]	$4,640	$4,289
BXP's Share of termination income [3]	$715	$1,360
Ground rent expense	$3,586	$3,558
Capitalized interest	$17,621	$17,378
Capitalized wages	$4,771	$4,529
Capitalized internal leasing and external legal costs	$1,498	$1,690
Income from unconsolidated joint ventures	$769	$461
BXP's share of funds from operations (FFO) from unconsolidated joint ventures [5]	$10,081	$9,905
Net income attributable to noncontrolling interests in property partnerships	$14,400	$17,234
FFO attributable to noncontrolling interests in property partnerships [6]	$32,826	$35,455

Balance Sheet items:
Above-market rents (included within Prepaid Expenses and Other Assets)	$20,818	$22,861
Below-market rents (included within Other Liabilities)	$82,497	$90,632
Accrued rental income liability (included within Other Liabilities)	$44,897	$40,140
Accrued ground rent expense, net liability (included within Prepaid Expenses and Other Assets and Other Liabilities)	$47,061	$46,058

Ratios:
Interest Coverage Ratio (excluding capitalized interest) [7]	4.18	4.12
Interest Coverage Ratio (including capitalized interest) [7]	3.49	3.42
Fixed Charge Coverage Ratio [7]	3.00	2.77
BXP's Share of Net Debt/BXP's Share of EBITDAre [8]	6.61	6.80
Change in BXP's Share of Same Store Net Operating Income (NOI) (excluding termination income) [9]	—%	1.7%
Change in BXP's Share of Same Store NOI (excluding termination income) - cash [9]	(3.3)%	(1.0)%
FAD Payout Ratio [2]	72.38%	96.17%
Operating Margins [(rental revenue - rental expense)/rental revenue]	62.8%	62.5%
Occupancy of In-Service Properties	90.4%	90.5%

Capitalization:
Consolidated Debt	$10,721,878	$10,339,313
BXP's Share of Debt [10]	$10,163,690	$9,753,366
Consolidated Market Capitalization	$32,523,717	$31,756,442
Consolidated Debt/Consolidated Market Capitalization	32.97%	32.56%
BXP's Share of Market Capitalization [10]	$31,965,529	$31,170,495
BXP's Share of Debt/BXP's Share of Market Capitalization [10]	31.80%	31.29%
_____________

[1]	For a quantitative reconciliation of FFO attributable to Boston Properties, Inc. common shareholders and Diluted FFO per share, see page 6.

[2]	For a quantitative reconciliation of FAD, see page 7. FAD Payout Ratio equals distributions to common shareholders and unitholders (excluding any special distributions) divided by FAD.

[3]	See the Definitions and Reconciliations sections of this Supplemental package starting on page 46.

[4]	Represents the net adjustment for above- and below-market leases that are being amortized over the terms of the respective leases in place at the property acquisition dates.

[5]	For a quantitative reconciliation for the three months ended June 30, 2018, see page 33.

[6]	For a quantitative reconciliation for the three months ended June 30, 2018, see page 31.

[7]	For a quantitative reconciliation for the three months ended June 30, 2018 and March 31, 2018, see page 29.

[8]	For a quantitative reconciliation for the three months ended June 30, 2018 and March 31, 2018, see page 28.

[9]	For a quantitative reconciliation for the three months ended June 30, 2018, see page 10.

[10]	For a quantitative reconciliation for June 30, 2018, see page 25.

Q2 2018
Consolidated Balance Sheets

(unaudited and in thousands)

	30-Jun-18	31-Mar-18
ASSETS
Real estate	$20,152,578	$19,849,252
Construction in progress	1,163,040	1,262,886
Land held for future development	210,902	204,506
Less accumulated depreciation	(4,745,590)	(4,674,838)
Total real estate	16,780,930	16,641,806
Cash and cash equivalents	472,555	294,571
Cash held in escrows	254,505	160,558
Investments in securities	30,063	29,353
Tenant and other receivables, net	63,660	73,401
Accrued rental income, net	912,652	888,907
Deferred charges, net	678,319	681,369
Prepaid expenses and other assets	85,972	147,256
Investments in unconsolidated joint ventures	682,507	666,718
Total assets	$19,961,163	$19,583,939

LIABILITIES AND EQUITY
Liabilities:
Mortgage notes payable, net	$2,972,052	$2,974,930
Unsecured senior notes, net	7,251,578	7,249,383
Unsecured line of credit	—	115,000
Unsecured term loan, net	498,248	—
Accounts payable and accrued expenses	327,067	355,002
Dividends and distributions payable	139,263	139,218
Accrued interest payable	96,844	96,176
Other liabilities	462,869	470,140
Total liabilities	11,747,921	11,399,849

Commitments and contingencies	—	—

Equity:
Stockholders' equity attributable to Boston Properties, Inc.:
Excess stock, $0.01 par value, 150,000,000 shares authorized, none issued or outstanding	—	—
Preferred stock, $0.01 par value, 50,000,000 shares authorized; 5.25% Series B cumulative redeemable preferred stock, $0.01 par value, liquidation preference $2,500 per share, 92,000 shares authorized, 80,000 shares issued and outstanding at June 30, 2018 and March 31, 2018	200,000	200,000
Common stock, $0.01 par value, 250,000,000 shares authorized, 154,490,429 and 154,441,203 issued and 154,411,529 and 154,362,303 outstanding at June 30, 2018 and March 31, 2018, respectively	1,544	1,544
Additional paid-in capital	6,391,460	6,384,147
Dividends in excess of earnings	(649,747)	(654,879)
Treasury common stock at cost, 78,900 shares at June 30, 2018 and March 31, 2018	(2,722)	(2,722)
Accumulated other comprehensive loss	(47,695)	(49,062)
Total stockholders' equity attributable to Boston Properties, Inc.	5,892,840	5,879,028

Noncontrolling interests:
Common units of the Operating Partnership	621,221	619,347
Property partnerships	1,699,181	1,685,715
Total equity	8,213,242	8,184,090

Total liabilities and equity	$19,961,163	$19,583,939

Q2 2018
Consolidated Income Statements

(unaudited and in thousands, except per share amounts)

		Three Months Ended
		30-Jun-18	31-Mar-18
Revenue
Rental	Rental
Base rent		$516,439	$519,507
Recoveries from tenants		95,259	95,118
Parking and other		26,904	26,134
Total rental revenue		638,602	640,759
Hotel revenue		14,607	9,102
Development and management services		9,305	8,405
Direct reimbursements of payroll and related costs from management services contracts		1,970	2,885
Total revenue		664,484	661,151
Expenses
Operating		122,164	123,936
Real estate taxes		115,626	116,393
Demolition costs		—	—
Hotel operating		8,741	8,073
General and administrative [1]		28,468	35,894
Payroll and related costs from management services contracts		1,970	2,885
Transaction costs		474	21
Depreciation and amortization		156,417	165,797
Total expenses		433,860	452,999
Operating income		230,624	208,152
Other income (expense)
Income from unconsolidated joint ventures		769	461
Interest and other income		2,579	1,648
Gains (losses) from investments in securities [1]		505	(126)
Interest expense		(92,204)	(90,220)
Income before gains on sales of real estate		142,273	119,915
Gains on sales of real estate		18,292	96,397
Net income		160,565	216,312
Net income attributable to noncontrolling interests
Noncontrolling interest in property partnerships		(14,400)	(17,234)
Noncontrolling interest - common units of the Operating Partnership [2]		(14,859)	(20,432)
Net income attributable to Boston Properties, Inc.		131,306	178,646
Preferred dividends		(2,625)	(2,625)
Net income attributable to Boston Properties, Inc. common shareholders		$128,681	$176,021

INCOME PER SHARE OF COMMON STOCK (EPS)

Net income attributable to Boston Properties, Inc. per share - basic		$0.83	$1.14
Net income attributable to Boston Properties, Inc. per share - diluted		$0.83	$1.14

_____________

[1]
General and administrative expense includes $(0.5) million and $0.1 million and gains (losses) from investments in securities include $0.5 million and $(0.1) million for the three months ended June 30, 2018 and March 31, 2018, respectively, related to the Company's deferred compensation plan.

[2]	For additional detail, see page 6.

Q2 2018
Fund from operations (FFO) [1]

(unaudited and dollars in thousands, except per share amounts)

	Three Months Ended
	30-Jun-18	31-Mar-18
Net income attributable to Boston Properties, Inc. common shareholders	$128,681	$176,021
Add:
Preferred dividends	2,625	2,625
Noncontrolling interest - common units of the Operating Partnership	14,859	20,432
Noncontrolling interests in property partnerships	14,400	17,234
Less:
Gains on sales of real estate	18,292	96,397
Income before gains on sales of real estate	142,273	119,915
Add:
Depreciation and amortization	156,417	165,797
Noncontrolling interests in property partnerships' share of depreciation and amortization	(18,426)	(18,221)
BXP's share of depreciation and amortization from unconsolidated joint ventures	9,312	9,444
Corporate-related depreciation and amortization	(406)	(405)
Less:
Noncontrolling interests in property partnerships	14,400	17,234
Preferred dividends	2,625	2,625
FFO attributable to the Operating Partnership common unitholders (including Boston Properties, Inc.) (Basic FFO)	272,145	256,671
Less:
Noncontrolling interest - common units of the Operating Partnership's share of FFO	27,704	26,108
FFO attributable to Boston Properties, Inc. common shareholders	$244,441	$230,563

Boston Properties, Inc.'s percentage share of Basic FFO	89.82%	89.83%
Noncontrolling interest's - common unitholders percentage share of Basic FFO	10.18%	10.17%
Basic FFO per share	$1.58	$1.49
Weighted average shares outstanding - basic	154,415	154,385
Diluted FFO per share	$1.58	$1.49
Weighted average shares outstanding - diluted	154,571	154,705

RECONCILIATION TO DILUTED FFO

	Three Months Ended
	30-Jun-18	31-Mar-18
Basic FFO	$272,145	$256,671
Add:
Effect of dilutive securities - stock-based compensation	—	—
Diluted FFO	272,145	256,671
Less:
Noncontrolling interest - common units of the Operating Partnership's share of diluted FFO	27,678	26,060
Boston Properties, Inc.'s share of Diluted FFO	$244,467	$230,611

RECONCILIATION OF SHARES/UNITS FOR DILUTED FFO

	Three Months Ended
	30-Jun-18	31-Mar-18
Shares/units for Basic FFO	171,916	171,867
Add:
Effect of dilutive securities - stock-based compensation (shares/units)	156	320
Shares/units for Diluted FFO	172,072	172,187
Less:
Noncontrolling interest - common units of the Operating Partnership's share of Diluted FFO (shares/units)	17,501	17,482
Boston Properties, Inc.'s share of shares/units for Diluted FFO	154,571	154,705

Boston Properties, Inc.'s percentage share of Diluted FFO	89.83%	89.85%

_____________

[1]	See the Definitions and Reconciliations sections of this Supplemental package starting on page 46.

Q2 2018
Funds available for distributions (FAD) [1]

(dollars in thousands)

	Three Months Ended
	30-Jun-18	31-Mar-18
Net income attributable to Boston Properties, Inc. common shareholders	$128,681	$176,021
Add:
Preferred dividends	2,625	2,625
Noncontrolling interest - common units of the Operating Partnership	14,859	20,432
Noncontrolling interests in property partnerships	14,400	17,234
Less:
Gains on sales of real estate	18,292	96,397
Income before gains on sales of real estate	142,273	119,915
Add:
Depreciation and amortization	156,417	165,797
Noncontrolling interests in property partnerships' share of depreciation and amortization	(18,426)	(18,221)
BXP's share of depreciation and amortization from unconsolidated joint ventures	9,312	9,444
Corporate-related depreciation and amortization	(406)	(405)
Less:
Noncontrolling interests in property partnerships	14,400	17,234
Preferred dividends	2,625	2,625
Basic FFO	272,145	256,671
Add:
BXP's Share of lease transaction costs that qualify as rent inducements 1, [2]	586	386
BXP's Share of hedge amortization [1]	1,435	1,435
Straight-line ground rent expense adjustment [3]	1,003	852
Stock-based compensation	8,471	14,772
Non-real estate depreciation	406	405
Unearned portion of capitalized fees from consolidated joint ventures	991	889
Less:
BXP's Share of straight-line rent [1]	19,561	22,662
BXP's Share of fair value lease revenue [1,4]	4,640	4,289
BXP's Share of non-cash termination income adjustment (fair value lease amounts) [1]	—	—
BXP's Share of 2nd generation tenant improvements and leasing commissions [1]	56,720	84,769
BXP's Share of maintenance capital expenditures [1,5]	12,378	19,980
Hotel improvements, equipment upgrades and replacements	1,242	377
Funds available for distribution to common shareholders and common unitholders (FAD) (A)	$190,496	$143,333

Distributions to common shareholders and unitholders (excluding any special distributions) (B)	137,886	137,841

FAD Payout Ratio[1] (B÷A)	72.38%	96.17%

_____________

[1]	See the Definitions and Reconciliations sections of this Supplemental package starting on page 46.

[2]
Consists of lease transaction costs that qualify as rent inducements in accordance with GAAP. Lease transaction costs are generally included in 2nd generation tenant improvements and leasing commissions in the period the lease commences.

[3]
Includes the straight-line impact of the Company’s 99-year ground and air rights lease related to the Company’s 100 Clarendon Street garage and Back Bay Transit Station. The Company has allocated contractual ground lease payments aggregating approximately $34.4 million, which it expects to incur by the end of 2021 with no payments thereafter. The Company is recognizing these amounts on a straight-line basis over the 99-year term of the ground and air rights lease, see page 3.

[4]	Represents the net adjustment for above- and below-market leases that are being amortized over the terms of the respective leases in place at the property acquisition dates.

[5]	Maintenance capital expenditures do not include planned capital expenditures related to acquisitions and repositioning capital expenditures.

Q2 2018
Reconciliation of net income attributable to Boston Properties, Inc. common shareholders to BXP's Share of same property net operating income (NOI)
(in thousands)

	Three Months Ended
	30-Jun-18	30-Jun-17
Net income attributable to Boston Properties, Inc. common shareholders	$128,681	$133,709
Preferred dividends	2,625	2,625
Net income attributable to Boston Properties, Inc.	131,306	136,334
Net income attributable to noncontrolling interests:
Noncontrolling interest - common units of the Operating Partnership	14,859	15,473
Noncontrolling interest in property partnerships	14,400	15,203
Net income	160,565	167,010
Gains on sales of real estate	(18,292)	(3,767)
Income before gains on sales of real estate	142,273	163,243
Add:
Interest expense	92,204	95,143
Depreciation and amortization expense	156,417	151,919
Transaction costs	474	299
Payroll and related costs from management services contracts	1,970	—
General and administrative expense	28,468	27,141
Less:
Gains from early extinguishments of debt	—	14,354
Gains from investments in securities	505	730
Interest and other income	2,579	1,504
Income from unconsolidated joint ventures	769	3,108
Direct reimbursements of payroll and related costs from management services contracts	1,970	—
Development and management services revenue	9,305	7,365
Net Operating Income (NOI)	406,678	410,684
Add:
BXP's share of NOI from unconsolidated joint ventures [1]	16,227	16,213
Less:
Partners' share of NOI from consolidated joint ventures (after priority allocations) [2]	44,507	46,074
BXP's Share of NOI	378,398	380,823
Less:
Termination income	718	13,601
BXP's share of termination income from unconsolidated joint ventures [1]	(3)	404
Add:
Partners' share of termination income from consolidated joint ventures [2]	—	2,506
BXP's Share of NOI (excluding termination income) (A)	$377,683	$369,324

Net Operating Income (NOI)	$406,678	$410,684
Less:
Termination income	718	13,601
NOI from non Same Properties (excluding termination income) [3]	9,412	238
Same Property NOI (excluding termination income)	396,548	396,845
Less:
Partners' share of NOI from consolidated joint ventures (excluding termination income and after priority allocations) [2]	44,507	43,568
Add:
Partners' share of NOI from non Same Properties from consolidated joint ventures (excluding termination income and after priority allocations) [3]	121	(886)
BXP's share of NOI from unconsolidated joint ventures (excluding termination income) [1]	16,230	15,809
Less:
BXP's share of NOI from non Same Properties from unconsolidated joint ventures (excluding termination income) [3]	287	—
BXP's Share of Same Property NOI (excluding termination income)	$368,105	$368,200

_____________

[1]	For a quantitative reconciliation for the three months ended June 30, 2018, see page 54.

[2]	For a quantitative reconciliation for the three months ended June 30, 2018, see page 52.

[3]
Pages 19-22 indicate by footnote the properties that are not included as part of Same Property NOI. In addition, Same Properties exclude properties that were sold prior to June 30, 2018 and therefore are no longer a part of the Company’s property portfolio.

Q2 2018
Reconciliation of net income attributable to Boston Properties, Inc. common shareholders to BXP's Share of same property net operating income (NOI) - cash

(in thousands)

	Three Months Ended
	30-Jun-18	30-Jun-17
Net income attributable to Boston Properties, Inc. common shareholders	$128,681	$133,709
Preferred dividends	2,625	2,625
Net income attributable to Boston Properties, Inc.	131,306	136,334
Net income attributable to noncontrolling interests:
Noncontrolling interest - common units of the Operating Partnership	14,859	15,473
Noncontrolling interest in property partnerships	14,400	15,203
Net income	160,565	167,010
Gains on sales of real estate	(18,292)	(3,767)
Income before gains on sales of real estate	142,273	163,243
Add:
Interest expense	92,204	95,143
Depreciation and amortization expense	156,417	151,919
Transaction costs	474	299
Payroll and related costs from management services contracts	1,970	—
General and administrative expense	28,468	27,141
Less:
Gains from early extinguishments of debt	—	14,354
Gains from investments in securities	505	730
Interest and other income	2,579	1,504
Income from unconsolidated joint ventures	769	3,108
Direct reimbursements of payroll and related costs from management services contracts	1,970	—
Development and management services revenue	9,305	7,365
Net Operating Income (NOI)	406,678	410,684
Less:
Straight-line rent	19,972	3,060
Fair value lease revenue	6,092	5,464
Termination income	718	13,601
Add:
Straight-line ground rent expense adjustment [1]	887	929
Lease transaction costs that qualify as rent inducements [2]	521	115
NOI - cash (excluding termination income)	381,304	389,603
Less:
NOI - cash from non Same Properties (excluding termination income) [3]	10,207	(105)
Same Property NOI - cash (excluding termination income)	371,097	389,708
Less:
Partners' share of NOI - cash from consolidated joint ventures (excluding termination income and after priority allocations) [4]	39,865	45,314
Add:
Partners' share of NOI - cash from non Same Properties from consolidated joint ventures (excluding termination income and after priority allocations) [3]	189	(882)
BXP's share of NOI - cash from unconsolidated joint ventures (excluding termination income) [5]	13,516	13,105
Less:
BXP's share of NOI - cash from non Same Properties from unconsolidated joint ventures (excluding termination income) [3]	25	—
BXP's Share of Same Property NOI - cash (excluding termination income)	$344,912	$356,617
_____________

[1]
In light of the front-ended, uneven rental payments required by the Company’s 99-year ground and air rights lease for the 100 Clarendon Street garage and Back Bay Transit Station in Boston, MA, and to make period-to-period comparisons more meaningful to investors, the adjustment does not include the straight-line impact of approximately $116 and $(531) for the three months ended June 30, 2018 and 2017, respectively. As of June 30, 2018, the Company has remaining lease payments aggregating approximately $26.1 million, all of which it expects to incur by the end of 2021 with no payments thereafter. Under GAAP, the Company is recognizing expense of $(87) per quarter on a straight-line basis over the term of the lease. However, unlike more traditional ground and air rights leases, the timing and amounts of the rental payments by the Company correlate to the uneven timing and funding by the Company of capital expenditures related to improvements at Back Bay Transit Station. As a result, the amounts excluded from the adjustment each quarter through 2021 may vary significantly.

[2]
Consists of lease transaction costs that qualify as rent inducements in accordance with GAAP. Lease transaction costs are generally included in 2nd generation tenant improvements and leasing commissions in the Company’s FAD calculation on page 7.

[3]
Pages 19-22 indicate by footnote the properties that are not included as part of Same Property NOI. In addition, Same Properties exclude properties that were sold prior to June 30, 2018 and therefore are no longer a part of the Company’s property portfolio.

[4]	For a quantitative reconciliation for the three months ended June 30, 2018, see page 52.

[5]	For a quantitative reconciliation for the three months ended June 30, 2018, see page 54.

Q2 2018
Same property net operating income (NOI) by reportable segment

(dollars in thousands)

	Office [1]				Hotel & Residential
	Three Months Ended		$	%	Three Months Ended		$	%
	30-Jun-18	30-Jun-17	Change	Change	30-Jun-18	30-Jun-17	Change	Change
Rental Revenue	$616,611	$623,443			$18,877	$17,585
Less: Termination income	718	13,599			—	—
Rental revenue (excluding termination income) [2]	615,893	609,844	$6,049	1.0%	18,877	17,585	$1,292	7.3%
Less: Operating expenses and real estate taxes	227,913	220,545	7,368	3.3%	10,309	10,039	270	2.7%
NOI (excluding termination income) 2, [3]	$387,980	$389,299	$(1,319)	(0.3)%	$8,568	$7,546	$1,022	13.5%

Rental revenue (excluding termination income) [2]	$615,893	$609,844	$6,049	1.0%	$18,877	$17,585	$1,292	7.3%
Less: Straight-line rent and fair value lease revenue	26,859	8,171	18,688	228.7%	—	10	(10)	(100.0)%
Add: Lease transaction costs that qualify as rent inducements [4]	521	115	406	353.0%	—	—	—	—%
Subtotal	589,555	601,788	(12,233)	(2.0)%	18,877	17,575	1,302	7.4%
Less: Operating expenses and real estate taxes	227,913	220,545	7,368	3.3%	10,309	10,039	270	2.7%
Add: Straight-line ground rent expense [5]	887	929	(42)	(4.5)%	—	—	—	—%
NOI - cash (excluding termination income) 2, [3]	$362,529	$382,172	$(19,643)	(5.1)%	$8,568	$7,536	$1,032	13.7%

	Consolidated Total [1]				BXP's share of Unconsolidated Joint Ventures
	Three Months Ended		$	%	Three Months Ended		$	%
	30-Jun-18	30-Jun-17	Change	Change	30-Jun-18	30-Jun-17	Change	Change
Rental Revenue	$635,488	$641,028			$26,167	$26,097
Less: Termination income	718	13,599			(3)	404
Rental revenue (excluding termination income) [2]	634,770	627,429	$7,341	1.2%	26,170	25,693	$477	1.9%
Less: Operating expenses and real estate taxes	238,222	230,584	7,638	3.3%	10,227	9,884	343	3.5%
NOI (excluding termination income) [2,3]	$396,548	$396,845	$(297)	(0.1)%	$15,943	$15,809	$134	0.8%

Rental revenue (excluding termination income) [2]	$634,770	$627,429	$7,341	1.2%	$26,170	$25,693	$477	1.9%
Less: Straight-line rent and fair value lease revenue	26,859	8,181	18,678	228.3%	2,517	2,927	(410)	(14.0)%
Add: Lease transaction costs that qualify as rent inducements [4]	521	115	406	353.0%	65	223	(158)	(70.9)%
Subtotal	$608,432	$619,363	(10,931)	(1.8)%	23,718	22,989	729	3.2%
Less: Operating expenses and real estate taxes	238,222	230,584	7,638	3.3%	10,227	9,884	343	3.5%
Add: Straight-line ground rent expense [5]	887	929	(42)	(4.5)%	—	—	—	—%
NOI - cash (excluding termination income) 2, [3]	$371,097	$389,708	$(18,611)	(4.8)%	$13,491	$13,105	$386	2.9%

	Partners' share of Consolidated Joint Ventures				BXP's Share 2, [6]
	Three Months Ended		$	%	Three Months Ended		$	%
	30-Jun-18	30-Jun-17	Change	Change	30-Jun-18	30-Jun-17	Change	Change
Rental Revenue	$70,359	$72,637			$591,296	$594,488
Less: Termination income	—	2,506			715	11,497
Rental revenue (excluding termination income) [2]	70,359	70,131	$228	0.3%	590,581	582,991	$7,590	1.3%
Less: Operating expenses and real estate taxes	25,973	25,677	296	1.2%	222,476	214,791	7,685	3.6%
NOI (excluding termination income) 2, [3]	$44,386	$44,454	$(68)	(0.2)%	$368,105	$368,200	$(95)	—%

Rental revenue (excluding termination income) [2]	$70,359	$70,131	$228	0.3%	$590,581	$582,991	$7,590	1.3%
Less: Straight-line rent and fair value lease revenue	4,710	(1,742)	6,452	(370.4)%	24,666	12,850	11,816	92.0%
Add: Lease transaction costs that qualify as rent inducements [4]	—	—	—	—%	586	338	248	73.4%
Subtotal	65,649	71,873	(6,224)	(8.7)%	566,501	570,479	(3,978)	(0.7)%
Less: Operating expenses and real estate taxes	25,973	25,677	296	1.2%	222,476	214,791	7,685	3.6%
Add: Straight-line ground rent expense [5]	—	—	—	—%	887	929	(42)	(4.5)%
NOI - cash (excluding termination income) 2, [3]	$39,676	$46,196	$(6,520)	(14.1)%	$344,912	$356,617	$(11,705)	(3.3)%
___________________

[1]	Includes 100% share of consolidated joint ventures and excludes Salesforce Tower, which is not a Same Property.

[2]	See the Definitions and Reconciliations sections of this Supplemental package starting on page 46.

[3]
For a quantitative reconciliation of net income attributable to Boston Properties, Inc. common shareholders to net operating income (NOI) (excluding termination income) and NOI - cash (excluding termination income), see pages 8-9.

[4]
Consists of lease transaction costs that qualify as rent inducements in accordance with GAAP. Lease transaction costs are generally included in 2nd generation tenant improvements and leasing commissions in the Company’s FAD calculation on page 7.

[5]
Excludes the straight-line impact of approximately $116 and $(531) for the three months ended June 30, 2018 and 2017, respectively, in connection with the Company’s 99-year ground and air rights lease at 100 Clarendon Street garage and Back Bay Transit Station. For additional information, see page 9.

[6]	BXP's Share represents consolidated plus the Company' share of unconsolidated joint ventures less the partners' share of consolidated joint ventures.

Q2 2018
Capital expenditures, tenant improvement costs and leasing commissions

(dollars in thousands, except PSF amounts)

CAPITAL EXPENDITURES

	Three Months Ended
	30-Jun-18	31-Mar-18
Maintenance capital expenditures	$12,885	$20,970
Planned capital expenditures associated with acquisition properties	—	—
Repositioning capital expenditures [1]	24,600	25,209
Hotel improvements, equipment upgrades and replacements	1,242	377
Subtotal	38,727	46,556
Add:
BXP's share of maintenance capital expenditures from unconsolidated joint ventures (JVs)	216	670
BXP's share of planned capital expenditures associated with acquisition properties from unconsolidated JVs	438	548
BXP's share of repositioning capital expenditures from unconsolidated JVs [2]	639	481
Less:
Partners' share of maintenance capital expenditures from consolidated JVs	723	1,660
Partners' share of planned capital expenditures associated with acquisition properties from consolidated JVs	—	—
Partners' share of repositioning capital expenditures from consolidated JVs	6,349	8,493
BXP's Share of Capital Expenditures [3]	$32,948	$38,102

2nd GENERATION TENANT IMPROVEMENTS AND LEASING COMMISSIONS [4]

	Three Months Ended
	30-Jun-18	31-Mar-18
Square feet	887,760	1,222,097
Tenant improvements and lease commissions PSF	$65.69	$71.27

___________________

[1]
For the three months ended June 30, 2018, amount includes capital expenditures related to the repositioning activities designed to enhance revenue potential at 100 Federal Street (55% ownership) in Boston, MA, and 399 Park Avenue and 767 Fifth Avenue (the GM Building) (60% ownership) in New York City.

[2]	Includes capital expenditures related to the repositioning activities designed to enhance revenue potential at Metropolitan Square in Washington, DC.

[3]	See the Definitions and Reconciliations sections of this Supplemental package starting on page 46.

[4]	Includes 100% of unconsolidated joint ventures.

Q2 2018
Acquisitions and dispositions

For the period from January 1, 2018 through June 30, 2018
(dollars in thousands)

ACQUISITIONS

Investment
Property	Location	Date Acquired	Square Feet	Initial	Anticipated Future	Total	Leased (%)
None to date
Total Acquisitions			—	$—	$—	$—	—

DISPOSITIONS

Property	Location	Date Disposed	Square Feet	Gross Sales Price	Net Cash Proceeds	Book Gain [2]
500 E Street, S.W. [1]	Washington, DC	January 9, 2018	262,202	$127,600	$116,120	$96,397
91 Hartwell Avenue	Lexington, MA	May 24, 2018	119,216	22,200	21,680	15,455
Total Dispositions			381,418	$149,800	$137,800	$111,852

___________________

[1]
On January 9, 2018, the Company completed the sale of its 500 E Street, S.W. property located in Washington, DC for a net contract sale price of approximately $118.6 million. After adjusting for outstanding lease-related costs assumed by the buyer, the gross sale price was approximately $127.6 million.

[2]	Excludes approximately $2.8 million of gains on sales of real estate recognized during the six months ended June 30, 2018 related to gain amounts from sales of real estate occurring in prior years.

Q2 2018
Construction in progress

as of June 30, 2018
(dollars in thousands)
CONSTRUCTION IN PROGRESS [1]

	Actual/Estimated				BXP's share
						Estimated Total Investment [2]		Amount Drawn at	Estimated Future Equity Requirement [2]			Percentage placed in-service [4]	Net Operating Income (Loss) [5] (BXP's share)
	Initial Occupancy	Stabilization Date		Square Feet	Investment to Date [2]		Total Financing			Percentage Leased [3]
Construction Properties			Location					6/30/2018
Office and Retail
Salesforce Tower (95% ownership) [6]	Q4 2017	Q3 2019	San Francisco, CA	1,400,000	$1,027,613	$1,073,500	$(25,389)	$(20,700)	$50,576	98%		28%	$3,118
The Hub on Causeway - Podium (50% ownership)	Q2 2019	Q4 2019	Boston, MA	385,000	85,687	141,870	102,300	17,554	—	88%		—%	N/A
145 Broadway	Q4 2019	Q4 2019	Cambridge, MA	485,000	166,821	375,000	—	—	208,179	98%		—%	N/A
Dock 72 (50% ownership)	Q1 2019	Q3 2020	Brooklyn, NY	670,000	131,944	204,900	125,000	47,707	—	33%		—%	N/A
17Fifty Presidents Street	Q2 2020	Q3 2020	Reston, VA	276,000	27,968	142,900	—	—	114,932	100%		—%	N/A
6595 Springfield Center Drive (TSA Headquarters)	Q3 2020	Q4 2020	Springfield, VA	634,000	78,009	313,700	—		235,691	98%		—%	N/A
20 CityPoint	Q3 2019	Q1 2021	Waltham, MA	211,000	31,263	97,000	—	—	65,737	52%		—%	N/A
7750 Wisconsin Avenue (Marriott International Headquarters) (50% ownership)	Q3 2022	Q3 2022	Bethesda, MD	740,000	46,046	211,100	—	—	165,054	100%		—%	N/A
Total Office Properties under Construction				4,801,000	$1,595,351	$2,559,970	$201,911	$44,561	$840,169	87%		18%	$3,118

Residential
Proto Kendall Square (280 units)	Q2 2018	Q2 2019	Cambridge, MA	152,000	$129,902	$140,170	$—	$—	$10,268	32%		46%	$(151)
Proto Kendall Square - Retail				14,500	—	—	—	—	—	98%		—%	N/A
The Hub on Causeway - Residential (440 units) (50% ownership)	Q4 2019	Q4 2021	Boston, MA	320,000	49,629	153,500	90,000	—	13,871	N/A		—%	N/A
MacArthur Station Residences (402 units) [7]	Q2 2020	Q4 2021	Oakland, CA	324,000	31,030	263,600	—	—	232,570	N/A		—%	N/A
Total Residential Properties under Construction				810,500	$210,561	$557,270	$90,000	$—	$256,709	98%	[8]	33%	$(151)

Redevelopment Properties
191 Spring Street	Q4 2017	Q4 2018	Lexington, MA	171,000	$46,413	$53,920	$—	$—	$7,507	100%		46%	$459
One Five Nine East 53rd (55% ownership)	Q4 2019	Q4 2019	New York, NY	220,000	88,557	106,000	—	—	17,443	—%		—%	N/A
Total Redevelopment Properties under Construction				391,000	$134,970	$159,920	$—	$—	$24,950	44%		17%	$459

Total Properties Under Construction and Redevelopment				6,002,500	$1,940,882	$3,277,160	$291,911	$44,561	$1,121,828	83%	[8]	16%	$3,426

Q2 2018
Construction in progress (continued)

PROJECTS FULLY PLACED IN-SERVICE DURING 2018

	Actual/Estimated				BXP's Share
						Estimated		Amount	Estimated
	Initial	Stabilization		Square feet	Investment	Total	Total	Drawn at	Future Equity	Percentage		Net Operating
	Occupancy	Date	Location		to Date [2]	Investment [2]	Financing	6/30/2018	Requirement [2]	Leased [3]		Income (Loss) [5]
Signature at Reston (508 units)	Q1 2018	Q2 2020	Reston, VA	493,241	$212,368	$234,854	$—	$—	$22,486	35%		$(665)
Signature at Reston - Retail				24,606	—	—	—	—	—	81%		N/A
Total Projects Placed In-Service				517,847	$212,368	$234,854	$—	$—	$22,486	81%	[8]	$(665)
_____________

[1]
A project is classified as Construction in Progress when (1) construction or supply contracts have been signed, physical improvements have commenced or a lease has been signed and (2) capitalized interest has commenced.

[2]	Includes income (loss) and interest carry on debt and equity investment.

[3]	Represents percentage leased as of July 27, 2018 including leases with future commencement dates.

[4]	Represents the portion of the project that no longer qualifies for capitalization of interest in accordance with GAAP.

[5]	Amounts represent Net Operating Income (Loss) for the three months ended June 30, 2018. See the Definitions and Reconciliations sections of this Supplemental package starting on page 46.

[6]
Under the joint venture agreement, if the project is funded with 100% equity, the Company has agreed to fund 50% of its partner's equity requirement, in the form of preferred equity. The Company will fund an aggregate of approximately $25.4 million at a per annum interest rate of LIBOR plus 3.0% and receive priority distributions from all distributions to its partner until the principal and interest are repaid in full. As of June 30, 2018, the Company had funded an aggregate of $20.7 million.

[7]	Project is subject to a 99-year ground lease (including extension options) with an option to purchase in the future.

[8]	Excludes residential units.

Q2 2018
Land parcels and purchase options

as of June 30, 2018

OWNED LAND PARCELS

Location	Approximate Developable Square Feet
San Jose, CA [1]	2,199,000
Rockville, MD	759,000
Waltham, MA	605,000
Reston, VA	534,000
Washington, DC (50% ownership)	520,000
Springfield, VA	422,000
Santa Clara, CA [1]	414,000
Marlborough, MA	400,000
Dulles, VA	310,000
Annapolis, MD (50% ownership)	300,000
Gaithersburg, MD	240,000
Total	6,703,000

VALUE CREATION PIPELINE - LAND PURCHASE OPTIONS

Location	Approximate Developable Square Feet
Princeton, NJ	1,650,000
Boston, MA	1,300,000
Boston, MA (50% ownership) [2]	627,000
Cambridge, MA	623,000
Brooklyn, NY (50% ownership)	600,000
Washington, DC	482,000
San Francisco, CA	TBD
Total	5,282,000

___________________

[1]	Excludes the existing square footage related to in-service properties being held for future re-development listed on pages 19-22.

[2]
On July 27, 2018, the Company entered into a joint venture with the partner at its Hub on Causeway mixed-use development to acquire the air rights for the development of an approximately 627,000 net rentable square foot Class A office tower at the site to be known as 100 Causeway Street.  The joint venture entered into a lease agreement with an affiliate of Verizon Communications, Inc.

Q2 2018
Leasing activity

for the three months ended June 30, 2018

ALL IN-SERVICE PROPERTIES

Net (increase)/decrease in available space (SF)	Total
Vacant space available at the beginning of the period	4,063,557
Less:
Property dispositions/properties taken out of service	7,355
Add:
Properties acquired vacant space	—
Properties placed (and partially placed) in-service [1]	171,243
Leases expiring or terminated during the period	939,808
Total space available for lease	5,167,253

1st generation leases	185,720
2nd generation leases with new tenants	400,536
2nd generation lease renewals	487,224
Total space leased	1,073,480

Vacant space available for lease at the end of the period	4,093,773
Net (increase)/decrease in available space	(30,216)

Second generation leasing information: [2]
Leases commencing during the period (SF)	887,760
Weighted average lease term (months)	110
Weighted average free rent period (days)	87
Total transaction costs per square foot [3]	$65.69
Increase (decrease) in gross rents [4]	4.34%
Increase (decrease) in net rents [5]	6.13%

	All leases (SF)			Incr (decr) in 2nd generation cash rents		Total square feet of leases executed in the quarter [7]
	1st generation	2nd generation	total [6]	gross [4]	net [5]
Boston	4,293	225,697	229,990	26.77%	43.79%	235,964
New York	—	105,666	105,666	(7.72)%	(12.21)%	466,021
Los Angeles and San Francisco	157,300	195,885	353,185	26.07%	35.68%	368,405
Washington, DC	24,127	360,512	384,639	(12.68)%	(17.95)%	662,452
Total / Weighted Average	185,720	887,760	1,073,480	4.34%	6.13%	1,732,842

_____________

[1]	Total square feet of properties placed (and partially placed) in-service in Q2 2018 consist of 151,313 square feet at Salesforce Tower and 19,930 square feet of Retail at Reston Signature Site.

[2]
Second generation leases are defined as leases for space that had previously been leased by the Company. Of the 887,760 square feet of second generation leases that commenced in Q2 2018, leases for 524,650 square feet were signed in prior periods.

[3]	Total transaction costs include tenant improvements and leasing commissions and exclude free rent concessions.

[4]
Represents the increase/(decrease) in gross rent (base rent plus expense reimbursements) on the new vs. expired leases on the 705,451 square feet of second generation leases that had been occupied within the prior 12 months; excludes leases that management considers temporary because the tenant is not expected to occupy the space on a long-term basis (e.g., the tenant is occupying "swing space").

[5]
Represents the increase/(decrease) in net rent (gross rent less operating expenses) on the new vs. expired leases on the 705,451 square feet of second generation leases that had been occupied within the prior 12 months; excludes leases that management considers temporary because the tenant is not expected to occupy the space on a long-term basis (e.g., the tenant is occupying "swing space").

[6]	Represents leases for which rental revenue recognition commenced in accordance with GAAP during the quarter.

[7]
Represents leases executed in the quarter for which the Company either (1) commenced rental revenue recognition in such quarter or (2) will commence rental revenue recognition in subsequent quarters, in accordance with GAAP, and includes leases at properties currently under development. The total square feet of leases executed in the current quarter for which the Company recognized rental revenue in the current quarter is 363,110.

Q2 2018
Portfolio overview

for the three months ended June 30, 2018
(dollars in thousands)

Rentable square footage of in-service properties by location and unit type [1,2]

	Office	Retail	Residential	Hotel	Total
Boston	12,888,056	910,965	77,480	330,000	14,206,501
Los Angeles and San Francisco	6,853,784	356,068	—	—	7,209,852
New York	11,197,764	385,244	—	—	11,583,008
Washington, DC	9,626,237	705,589	822,436	—	11,154,262
Total	40,565,841	2,357,866	899,916	330,000	44,153,623
% of Total	91.87%	5.34%	2.04%	0.75%	100.00%

Rental revenue of in-service properties by unit type [1]

	Parking and other	Office	Retail	Residential	Hotel [3]	Total
Consolidated	$26,904	$555,719	$52,029	$4,036	$14,521	$653,209
Less:
Partners' share from consolidated joint ventures [4]	987	63,539	6,537	—	—	71,063
Add:
BXP's share from unconsolidated joint ventures [5]	2,323	23,204	927	—	—	26,454
BXP's Share of Rental revenue [1]	$28,240	$515,384	$46,419	$4,036	$14,521	$608,600
% of Total	4.64%	84.68%	7.63%	0.66%	2.39%	100.00%

Percentage of BXP's Share of net operating income (NOI) (excluding termination income) by location 1, [6]

	CBD	Suburban	Total
Boston	26.98%	7.16%	34.14%
Los Angeles and San Francisco	15.00%	3.35%	18.35%
New York	25.95%	2.62%	28.57%
Washington, DC	7.78%	11.16%	18.94%
Total	75.71%	24.29%	100.00%

_____________

[1]	See the Definitions and Reconciliations sections of this Supplemental package starting on page 46.

[2]	Includes 100% of the rentable square footage of the Company's In-Service Properties. For additional detail relating to the Company's In-Service Properties, see pages 19-22.

[3]	Excludes approximately $86 of revenue from retail tenants that is included in Retail.

[4]	For additional detail, see page 52.

[5]	For additional detail, see page 54.

[6]
BXP's Share of Net Operating Income (NOI) (excluding termination income) is a non-GAAP financial measure. For a quantitative reconciliation of net income attributable to Boston Properties, Inc. common shareholders to BXP's Share of NOI (excluding termination income), see page 8.

Q2 2018
Residential and hotel performance

(dollars in thousands)

RESULTS OF OPERATIONS

	Residential [1]		Hotel
	Three Months Ended		Three Months Ended
	30-Jun-18	31-Mar-18	30-Jun-18	31-Mar-18
Rental Revenue	$4,799	$4,159	$14,607	$9,102
Operating expenses and real estate taxes	2,913	2,272	8,741	8,073
Net Operating Income (NOI) [2]	1,886	1,887	5,866	1,029

Rental Revenue	$4,799	$4,159	$14,607	$9,102
Less: Straight line rent and fair value lease revenue	(41)	8	(6)	(6)
Subtotal	4,840	4,151	14,613	9,108
Less: Operating expenses and real estate taxes	2,913	2,272	8,741	8,073
NOI - cash basis [2]	$1,927	$1,879	$5,872	$1,035

RENTAL RATES AND OCCUPANCY - Year-over-Year

	Three Months Ended		Percent
	30-Jun-18	30-Jun-17	Change
The Avant at Reston Town Center (359 units), Reston, VA [2,3]
Average Monthly Rental Rate	$2,421	$2,386	1.47%
Average Rental Rate Per Occupied Square Foot	$2.68	$2.64	1.52%
Average Physical Occupancy	97.03%	95.90%	1.18%
Average Economic Occupancy	95.56%	94.50%	1.12%

The Lofts at Atlantic Wharf (86 units), Boston, MA [2,3]
Average Monthly Rental Rate	$4,237	$4,280	(1.00)%
Average Rental Rate Per Occupied Square Foot	$4.69	$4.71	(0.42)%
Average Physical Occupancy	92.25%	95.40%	(3.30)%
Average Economic Occupancy	91.88%	96.90%	(5.18)%

Signature at Reston (508 units), Reston, VA [2,3]
Average Monthly Rental Rate	$2,233	$—	N/A
Average Rental Rate Per Occupied Square Foot	$2.41	$—	N/A
Average Physical Occupancy	13.89%	—%	N/A
Average Economic Occupancy	7.02%	—%	N/A

Boston Marriott Cambridge (437 rooms), Cambridge, MA [3,4]
Average Occupancy	90.30%	85.90%	5.12%
Average Daily Rate	$317.95	$304.82	4.31%
Revenue Per Available Room	$287.20	$261.98	9.63%

_____________

[1]	Includes retail space.

[2]	See the Definitions and Reconciliations sections of this Supplemental package starting on page 46.

[3]	Excludes retail space.

[4]	The Company completed the renovation of all of the hotel's 437 rooms during the three months ended September 30, 2017.

Q2 2018
In-service property listing

as of June 30, 2018

	Sub Market	Number of Buildings	Square Feet	Leased % [1]	Annualized Rental Obligations Per Leased SF [2]
BOSTON
Office
200 Clarendon Street	CBD Boston MA	1	1,763,530	97.7%	$63.69
100 Federal Street (55% ownership)	CBD Boston MA	1	1,241,467	93.5%	55.27
800 Boylston Street - The Prudential Center	CBD Boston MA	1	1,235,538	96.8%	61.68
111 Huntington Avenue - The Prudential Center	CBD Boston MA	1	860,455	94.6%	63.79
Atlantic Wharf Office (55% ownership)	CBD Boston MA	1	793,827	100.0%	70.63
Prudential Center (retail shops) [3,4]	CBD Boston MA	1	593,368	96.0%	88.85
101 Huntington Avenue - The Prudential Center	CBD Boston MA	1	506,476	94.3%	49.66
888 Boylston Street - The Prudential Center [5]	CBD Boston MA	1	363,320	92.8%	70.29
Star Market at the Prudential Center [3]	CBD Boston MA	1	57,235	100.0%	54.44
Subtotal		9	7,415,216	96.1%	$64.10

355 Main Street	East Cambridge MA	1	265,342	100.0%	$71.92
90 Broadway	East Cambridge MA	1	223,771	96.6%	55.13
255 Main Street	East Cambridge MA	1	215,986	91.2%	77.69
300 Binney Street	East Cambridge MA	1	195,191	100.0%	53.24
150 Broadway	East Cambridge MA	1	177,226	100.0%	48.16
105 Broadway	East Cambridge MA	1	152,664	100.0%	64.10
325 Main Street	East Cambridge MA	1	115,361	100.0%	50.43
250 Binney Street	East Cambridge MA	1	67,362	100.0%	44.05
University Place	Mid-Cambridge MA	1	195,282	100.0%	48.76
Subtotal		9	1,608,185	98.3%	$59.01

Bay Colony Corporate Center	Route 128 Mass Turnpike MA	4	996,122	89.7%	$41.83
Reservoir Place	Route 128 Mass Turnpike MA	1	526,985	96.5%	36.53
140 Kendrick Street	Route 128 Mass Turnpike MA	3	380,987	100.0%	38.79
Weston Corporate Center	Route 128 Mass Turnpike MA	1	356,995	100.0%	52.85
Waltham Weston Corporate Center	Route 128 Mass Turnpike MA	1	301,667	89.8%	37.29
230 CityPoint	Route 128 Mass Turnpike MA	1	296,306	93.5%	37.92
200 West Street	Route 128 Mass Turnpike MA	1	256,245	96.0%	37.58
10 CityPoint	Route 128 Mass Turnpike MA	1	241,199	96.8%	50.91
77 CityPoint	Route 128 Mass Turnpike MA	1	209,707	100.0%	47.46
1265 Main Street (50% ownership) [6]	Route 128 Mass Turnpike MA	1	114,969	100.0%	44.28
Reservoir Place North [5]	Route 128 Mass Turnpike MA	1	73,258	—%	—
195 West Street	Route 128 Mass Turnpike MA	1	63,500	100.0%	41.37
Quorum Office Park	Route 128 Northwest MA	2	267,527	90.0%	19.84
Lexington Office Park	Route 128 Northwest MA	2	166,693	71.3%	29.36
201 Spring Street	Route 128 Northwest MA	1	106,300	100.0%	41.50
33 Hayden Avenue	Route 128 Northwest MA	1	80,872	100.0%	40.83
32 Hartwell Avenue	Route 128 Northwest MA	1	69,154	100.0%	28.57
164 Lexington Road	Route 128 Northwest MA	1	64,140	—%	—
100 Hayden Avenue	Route 128 Northwest MA	1	55,924	100.0%	42.77
181 Spring Street	Route 128 Northwest MA	1	55,793	100.0%	39.50
92 Hayden Avenue	Route 128 Northwest MA	1	31,100	100.0%	41.26
17 Hartwell Avenue	Route 128 Northwest MA	1	30,000	100.0%	44.66
The Point [3]	Route 128 Northwest MA	1	16,300	84.7%	57.73
Subtotal		30	4,761,743	91.5%	$40.15

Boston Office Total:		48	13,785,144	94.8%	$55.46

Residential
The Lofts at Atlantic Wharf (86 units)	CBD Boston MA	1	87,097
Boston Residential Total:		1	87,097
Hotel
Boston Marriott Cambridge (437 rooms)	East Cambridge MA	1	334,260
Boston Hotel Total:		1	334,260

Boston Total:		50	14,206,501

Q2 2018
In-service property listing (continued)

as of June 30, 2018

	Sub Market	Number of Buildings	Square Feet	Leased % [1]	Annualized Rental Obligations Per Leased SF [2]
LOS ANGELES AND SAN FRANCISCO
Office
Colorado Center (50% ownership) [6]	West Los Angeles CA	6	1,117,506	87.7%	$59.73
Subtotal		6	1,117,506	87.7%	$59.73

Embarcadero Center Four	CBD San Francisco CA	1	939,425	87.8%	$71.49
Embarcadero Center One	CBD San Francisco CA	1	832,926	83.8%	63.35
Embarcadero Center Two	CBD San Francisco CA	1	791,208	96.2%	69.75
Embarcadero Center Three	CBD San Francisco CA	1	781,900	90.2%	62.67
680 Folsom Street	CBD San Francisco CA	2	524,793	100.0%	61.51
535 Mission Street	CBD San Francisco CA	1	307,235	100.0%	76.36
690 Folsom Street	CBD San Francisco CA	1	26,080	100.0%	74.03
Subtotal		8	4,203,567	91.5%	$67.07

601 and 651 Gateway	South San Francisco CA	2	506,279	100.0%	$43.04
611 Gateway	South San Francisco CA	1	260,197	34.9%	41.82
Mountain View Research Park	Mountain View CA	15	542,289	100.0%	48.71
2440 West El Camino Real	Mountain View CA	1	141,392	100.0%	68.03
453 Ravendale Drive	Mountain View CA	1	29,620	60.8%	42.83
3625-3635 Peterson Way [7]	Santa Clara CA	1	218,366	100.0%	23.11
North First Business Park [7]	San Jose CA	5	190,636	67.7%	25.30
Subtotal		26	1,888,779	87.1%	$42.95

Los Angeles and San Francisco Total:		40	7,209,852	89.8%	$59.81

NEW YORK
Office
767 Fifth Avenue (The GM Building) (60% ownership)	Plaza District NY	1	1,857,256	89.5%	$151.85
399 Park Avenue	Park Avenue NY	1	1,692,268	70.1%	89.96
601 Lexington Avenue (55% ownership)	Park Avenue NY	1	1,435,505	98.7%	98.36
599 Lexington Avenue	Park Avenue NY	1	1,062,481	96.2%	90.76
Times Square Tower (55% ownership)	Times Square NY	1	1,248,215	97.8%	78.26
250 West 55th Street	Times Square / West Side NY	1	967,323	96.7%	90.12
510 Madison Avenue	Fifth/Madison Avenue NY	1	355,592	98.5%	128.73
540 Madison Avenue (60% ownership) [6]	Fifth/Madison Avenue NY	1	283,727	81.4%	100.48
Subtotal		8	8,902,367	90.2%	$104.60

One Tower Center	East Brunswick NJ	1	412,997	35.1%	$30.66
Subtotal		1	412,997	35.1%	$30.66

510 Carnegie Center	Princeton NJ	1	234,160	100.0%	$35.69
206 Carnegie Center	Princeton NJ	1	161,763	100.0%	33.47
210 Carnegie Center	Princeton NJ	1	159,468	100.0%	35.95
212 Carnegie Center	Princeton NJ	1	151,547	60.6%	35.27
214 Carnegie Center	Princeton NJ	1	148,942	59.2%	37.70
506 Carnegie Center	Princeton NJ	1	140,312	32.3%	40.17
508 Carnegie Center	Princeton NJ	1	134,433	100.0%	35.20
202 Carnegie Center	Princeton NJ	1	134,381	82.5%	38.53
804 Carnegie Center	Princeton NJ	1	130,000	100.0%	37.10
504 Carnegie Center	Princeton NJ	1	121,990	100.0%	32.53
101 Carnegie Center	Princeton NJ	1	121,620	100.0%	36.86
502 Carnegie Center	Princeton NJ	1	121,460	72.6%	37.17
701 Carnegie Center	Princeton NJ	1	120,000	100.0%	40.02
104 Carnegie Center	Princeton NJ	1	102,830	27.0%	36.86
103 Carnegie Center [5]	Princeton NJ	1	96,332	70.1%	31.55
105 Carnegie Center	Princeton NJ	1	69,955	48.6%	33.89
302 Carnegie Center	Princeton NJ	1	64,926	100.0%	34.31
211 Carnegie Center	Princeton NJ	1	47,025	100.0%	34.11
201 Carnegie Center	Princeton NJ	—	6,500	100.0%	34.28
Subtotal		18	2,267,644	81.8%	$35.89

New York Total:		27	11,583,008	86.6%	$90.80

Q2 2018
In-service property listing (continued)

as of June 30, 2018

	Sub Market	Number of Buildings	Square Feet	Leased % [1]		Annualized Rental Obligations Per Leased SF [2]
WASHINGTON, DC
Office
Capital Gallery	Southwest Washington DC	1	631,029	100.0%		$61.36
Metropolitan Square (20% ownership) [6]	East End Washington DC	1	612,990	71.8%		64.61
901 New York Avenue (25% ownership) [6]	East End Washington DC	1	539,435	90.9%		67.81
601 Massachusetts Avenue	East End Washington DC	1	478,818	98.4%		78.62
Market Square North (50% ownership) [6]	East End Washington DC	1	416,044	78.0%		67.72
2200 Pennsylvania Avenue	CBD Washington DC	1	458,831	100.0%		92.86
1333 New Hampshire Avenue	CBD Washington DC	1	316,091	83.6%		55.92
1330 Connecticut Avenue	CBD Washington DC	1	251,733	87.2%		44.00
Sumner Square	CBD Washington DC	1	208,892	98.5%		52.52
500 North Capitol Street, N.W. (30% ownership) [6]	Capitol Hill Washington DC	1	230,860	100.0%		71.00
Subtotal		10	4,144,723	90.1%		$67.74

South of Market	Reston VA	3	623,666	83.9%		$58.13
Fountain Square	Reston VA	2	497,758	90.0%		52.15
One Freedom Square	Reston VA	1	432,585	92.8%		51.34
Two Freedom Square	Reston VA	1	421,757	85.0%		50.14
One and Two Discovery Square	Reston VA	2	366,990	96.7%		47.22
One Reston Overlook	Reston VA	1	319,519	100.0%		41.20
Reston Corporate Center	Reston VA	2	261,046	100.0%		42.37
Democracy Tower	Reston VA	1	259,441	98.4%		55.06
Fountain Square Retail [3]	Reston VA	1	223,030	95.3%		53.35
Two Reston Overlook	Reston VA	1	134,615	100.0%		40.38
Subtotal		15	3,540,407	92.3%		$50.20

Wisconsin Place Office	Montgomery County MD	1	299,186	99.0%		$55.72
2600 Tower Oaks Boulevard	Montgomery County MD	1	179,421	50.2%		29.59
New Dominion Technology Park - Building Two	Herndon VA	1	257,400	100.0%		42.62
New Dominion Technology Park - Building One	Herndon VA	1	235,201	100.0%		35.52
Kingstowne Two	Springfield VA	1	156,251	80.2%		39.23
Kingstowne One	Springfield VA	1	151,483	83.3%		37.53
7601 Boston Boulevard	Springfield VA	1	114,028	100.0%		19.00
7435 Boston Boulevard	Springfield VA	1	103,557	83.4%		23.37
8000 Grainger Court	Springfield VA	1	88,775	100.0%		21.50
Kingstowne Retail [3]	Springfield VA	1	88,288	97.1%		36.59
7500 Boston Boulevard	Springfield VA	1	79,971	100.0%		16.85
7501 Boston Boulevard	Springfield VA	1	75,756	100.0%		29.56
7450 Boston Boulevard	Springfield VA	1	62,402	100.0%		16.25
7374 Boston Boulevard	Springfield VA	1	57,321	100.0%		18.33
8000 Corporate Court	Springfield VA	1	52,539	100.0%		14.85
7451 Boston Boulevard	Springfield VA	1	45,615	67.4%		26.75
7300 Boston Boulevard	Springfield VA	1	32,000	100.0%		17.00
7375 Boston Boulevard	Springfield VA	1	26,865	100.0%		26.40
Annapolis Junction Building Seven (50% ownership) [6]	Anne Arundel County MD	1	127,229	100.0%		35.84
Annapolis Junction Building Eight (50% ownership) [6]	Anne Arundel County MD	1	125,685	—%		—
Annapolis Junction Building Six (50% ownership) [6]	Anne Arundel County MD	1	119,339	75.2%		31.39
Annapolis Junction Building One (50% ownership) [6]	Anne Arundel County MD	1	117,599	44.2%		95.10
Subtotal		22	2,595,911	84.4%		$35.69

Washington, DC Office Total:		47	10,281,041	89.5%		$53.84

Residential
Signature at Reston (508 units) [5]	Reston VA	1	517,847
The Avant at Reston Town Center (359 units)	Reston VA	1	355,374
Washington, DC Residential Total:		2	873,221

Washington, DC Total:		49	11,154,262

Total In-Service Properties:		166	44,153,623	90.4%	[8]	$64.95	[8]

Q2 2018
In-service property listing (continued)

_____________

[1]	Represents signed leases for which revenue recognition has commenced in accordance with GAAP.

[2]	See the Definitions and Reconciliations sections of this Supplemental package starting on page 46.

[3]	This is a retail property.

[4]	Includes approximately 54,000 square feet of retail space, that was a part of 888 Boylston Street during development, that is excluded from the Same Property analysis.

[5]	Not included in the Same Property analysis.

[6]	This is an unconsolidated joint venture property.

[7]	Property held for redevelopment.

[8]	Excludes Hotel and Residential properties. For additional detail, see page 18.

Q2 2018
Top 20 tenants listing and portfolio tenant diversification

as of June 30, 2018
TOP 20 TENANTS

No.	Tenant	BXP's Share of Annualized Rental Obligations [1]
1	Arnold & Porter Kaye Scholer	3.24%
2	US Government	2.13%
3	Biogen	1.89%
4	Kirkland & Ellis	1.80%
5	Shearman & Sterling	1.70%
6	Ropes & Gray	1.53%
7	Google	1.41%
8	O'Melveny & Myers	1.22%
9	Bank of America	1.16%
10	Wellington Management	1.15%
11	Weil Gotshal & Manges	1.10%
12	Aramis (Estee Lauder)	0.99%
13	Mass Financial Services	0.95%
14	WeWork	0.87%
15	Morrison & Foerster	0.84%
16	Hunton Andrews Kurth	0.83%
17	Smithsonian Institution	0.79%
18	Starr Indemnity & Liability Co.	0.78%
19	Citibank	0.78%
20	Genentech	0.78%
	BXP's Share of Annualized Rental Obligations	25.94%
	BXP's Share of Square Feet	21.91%
NOTABLE SIGNED DEALS [2]

Tenant	Property	Square Feet
salesforce.com [3]	Salesforce Tower	886,000
Fannie Mae	Reston Gateway	850,000
Marriott International [4]	7750 Wisconsin Avenue	733,000
US Government	6595 Springfield Center Drive	625,000
Akamai Technologies	145 Broadway	477,000
Verizon	100 Causeway Street	440,000
Wilmer Cutler Pickering Hale	2100 Pennsylvania Avenue	287,000
TENANT DIVERSIFICATION [1]

_____________

[1]	See the Definitions and Reconciliations sections of this Supplemental package starting on page 46.

[2]	Represents leases signed as of July 27, 2018 with occupancy commencing in the future.

[3]	As of June 30, 2018, approximately 225,000 square feet has been placed in-service.

[4]	Subject to adjustment based on final building design, which is currently estimated to be approximately 740,000 rentable square feet, see page 13.

Q2 2018
Occupancy by location

as of June 30, 2018

TOTAL IN-SERVICE OFFICE PROPERTIES [1] - Quarter-over-Quarter

	CBD		Suburban		Total
Location	30-Jun-18	31-Mar-18	30-Jun-18	31-Mar-18	30-Jun-18	31-Mar-18
Boston	96.5%	96.5%	91.5%	91.7%	94.8%	94.8%
Los Angeles and San Francisco	90.7%	90.3%	87.1%	85.2%	89.8%	89.0%
New York	90.2%	89.7%	74.6%	75.0%	86.6%	86.3%
Washington, DC	90.1%	91.8%	89.0%	89.9%	89.5%	90.6%
Total Portfolio	92.4%	92.4%	87.1%	87.3%	90.4%	90.5%

SAME PROPERTY OFFICE PROPERTIES [1,2] - Year-over-Year

	CBD		Suburban		Total
Location	30-Jun-18	30-Jun-17	30-Jun-18	30-Jun-17	30-Jun-18	30-Jun-17
Boston	96.9%	94.4%	92.9%	90.7%	95.5%	93.1%
Los Angeles and San Francisco	90.7%	91.0%	87.1%	88.7%	89.8%	90.4%
New York	90.2%	92.9%	74.8%	74.7%	86.7%	88.8%
Washington, DC	90.1%	90.8%	89.0%	90.6%	89.5%	90.7%
Total Portfolio	92.4%	92.7%	87.6%	87.7%	90.7%	90.9%

_____________

[1]	Represents signed leases for which revenue recognition has commenced in accordance with GAAP. Includes 100% of joint venture properties. Does not include residential units and hotel.

[2]	See the Definitions and Reconciliations sections of this Supplemental package starting on page 46.

Q2 2018
Capital structure

(in thousands, except percentages)

CONSOLIDATED DEBT

Aggregate Principal
Mortgage Notes Payable	$3,004,769
Unsecured Line of Credit	—
Unsecured Term Loan	500,000
Unsecured Senior Notes, at face value	7,300,000
Outstanding Principal	10,804,769
Discount on Unsecured Senior Notes	(16,563)
Deferred Financing Costs, Net	(66,328)
Consolidated Debt	$10,721,878
MORTGAGE NOTES PAYABLE

		Interest Rate
Property	Maturity Date	GAAP	Stated	Outstanding Principal
New Dominion Technology Park, Building One	January 15, 2021	7.84%	7.69%	$31,422
University Place	August 1, 2021	6.99%	6.94%	6,545
601 Lexington Avenue (55% ownership)	April 10, 2022	4.79%	4.75%	666,802
767 Fifth Avenue (The GM Building) (60% ownership)	June 9, 2027	3.64%	3.43%	2,300,000
Total				$3,004,769
BOSTON PROPERTIES LIMITED PARTNERSHIP UNSECURED SENIOR NOTES [1]

	Maturity Date	Effective Yield (on issue date)	Coupon	Outstanding Principal
10 Year Unsecured Senior Notes	October 15, 2019	5.97%	5.88%	$700,000
10 Year Unsecured Senior Notes	November 15, 2020	5.71%	5.63%	700,000
10 Year Unsecured Senior Notes	May 15, 2021	4.29%	4.13%	850,000
11 Year Unsecured Senior Notes	February 1, 2023	3.95%	3.85%	1,000,000
10.5 Year Unsecured Senior Notes	September 1, 2023	3.28%	3.13%	500,000
10.5 Year Unsecured Senior Notes	February 1, 2024	3.92%	3.80%	700,000
7 Year Unsecured Senior Notes	January 15, 2025	3.35%	3.20%	850,000
10 Year Unsecured Senior Notes	February 1, 2026	3.77%	3.65%	1,000,000
10 Year Unsecured Senior Notes	October 1, 2026	3.50%	2.75%	1,000,000
				$7,300,000
CAPITALIZATION

	Shares/Units	Common Stock	Equivalent
	Outstanding	Equivalents	Value [2]
Common Stock	154,412	154,412	$19,366,353
Common Operating Partnership Units	17,824	17,824	2,235,486
5.25% Series B Cumulative Redeemable Preferred Stock (callable on or after March 27, 2018)	80	—	200,000
Total Equity		172,236	$21,801,839

Consolidated Debt (A)			$10,721,878
Add: BXP's share of unconsolidated joint venture debt [3]			648,935
Less: Partners' share of consolidated debt [4]			1,207,123
BXP's Share of Debt [5] (B)			$10,163,690

Consolidated Market Capitalization (C)			$32,523,717
BXP's Share of Market Capitalization [5] (D)			$31,965,529
Consolidated Debt/Consolidated Market Capitalization (A÷C)			32.97%
BXP's Share of Debt/BXP's Share of Market Capitalization [5] (B÷D)			31.80%
_____________

[1]	All unsecured senior notes are rated A- (stable), BBB+ (stable) and Baa1 (stable) by S&P, Fitch and Moody's, respectively.

[2]	Values based on June 29, 2018 closing price of $125.42 per share of common stock, except the Series B Preferred Stock is valued at its fixed liquidation preference.

[3]	Amount is calculated based on the Company's percentage ownership interest in the unconsolidated joint venture entities. For additional detail, see page 32.

[4]	Amount is calculated based on the outside partners' percentage ownership interest in the consolidated joint venture entities. For additional detail, see page 30.

[5]	See the Definitions and Reconciliations sections of this Supplemental package starting on page 46.

Q2 2018
Debt analysis [1]

as of June 30, 2018
(dollars in thousands)

UNSECURED CREDIT FACILITY - MATURES APRIL 24, 2022

	Facility	Outstanding at June 30, 2018	Letters of Credit	Remaining Capacity at June 30, 2018
Unsecured Line of Credit	$1,500,000	$—	$1,610	$1,498,390
Unsecured Term Loan	$500,000	$500,000	N/A	$—

UNSECURED AND SECURED DEBT ANALYSIS

		Weighted Average
	% of Total Debt	Stated Rates	GAAP Rates [2]	Maturity (years)
Unsecured Debt	72.28%	3.99%	4.07%	5.1
Secured Debt	27.72%	3.78%	3.95%	7.7
Consolidated Debt	100.00%	3.93%	4.04%	5.8

FLOATING AND FIXED RATE DEBT ANALYSIS

		Weighted Average
	% of Total Debt	Stated Rates	GAAP Rates [2]	Maturity (years)
Floating Rate Debt	4.65%	2.88%	2.98%	3.8
Fixed Rate Debt	95.35%	3.98%	4.09%	5.9
Consolidated Debt	100.00%	3.93%	4.04%	5.8

_____________

[1]	Excludes unconsolidated joint ventures. For information on BXP's share of unconsolidated joint venture debt, see page 32.

[2]	The GAAP interest rate differs from the stated interest rate due to the inclusion of the amortization of financing charges and the effects of hedging transactions.

Q2 2018
Senior unsecured debt covenant compliance ratios

In the fourth quarter of 2002, the Company's Operating Partnership (Boston Properties Limited Partnership) received investment grade ratings on its senior unsecured debt securities and thereafter issued unsecured notes. The notes were issued under an indenture, dated as of December 13, 2002, by and between Boston Properties Limited Partnership and The Bank of New York Mellon Trust Company, N.A., as trustee, as supplemented from time to time (the "Indenture"), which, among other things, requires us to comply with the following limitations on incurrence of debt: Limitation on Outstanding Debt; Limitation on Secured Debt; Ratio of Annualized Consolidated EBITDA to Annualized Interest Expense; and Maintenance of Unencumbered Assets. Compliance with these restrictive covenants requires us to apply specialized terms the meanings of which are described in detail in our filings with the SEC, and to calculate ratios in the manner prescribed by the Indenture.
This section presents such ratios as of June 30, 2018 to show that the Company's Operating Partnership was in compliance with the terms of the Indenture, which has been filed with the SEC. Management is not presenting these ratios for any other purpose or for any other period, and is not intending for these measures to otherwise provide information to investors about the Company's financial condition or results of operations. Investors should not rely on these measures other than for purposes of testing our compliance with the Indenture.

COVENANT RATIOS AND RELATED DATA

		Senior Notes Issued Prior to December 4, 2017	Senior Notes issued On or After December 4, 2017
	Test	Actual
Total Outstanding Debt/Total Assets [1]	Less than 60%	41.90%	38.70%
Secured Debt/Total Assets	Less than 50%	13.50%	12.50%
Interest Coverage (Annualized Consolidated EBITDA to Annualized Interest Expense)	Greater than 1.50x	4.25	4.25
Unencumbered Assets/ Unsecured Debt	Greater than 150%	265.70%	288.70%

_____________

[1]
Capitalized Property Value for senior notes issued prior to December 4, 2017 is determined for each property and is the greater of (A) annualized EBITDA capitalized at an 8.0% rate for CBD properties and a 9.0% rate for non-CBD properties, and (B) the undepreciated book value as determined under GAAP. Capitalized property value for senior notes issued on or after December 4, 2017 is determined for each property and is the greater of (a) annualized EBITDA capitalized at 7.0% and (b) the undepreciated book value as determined under GAAP.

Q2 2018
Debt to EBITDAre

(dollars in thousands)
Reconciliation of BXP's Share of EBITDAre and BXP's Share of EBITDAre – cash [1]

	Three Months Ended
	30-Jun-18	31-Mar-18
Net income attributable to Boston Properties, Inc. common shareholders	$128,681	$176,021
Add:
Preferred dividends	2,625	2,625
Noncontrolling interest - common units of the Operating Partnership	14,859	20,432
Noncontrolling interest in property partnerships	14,400	17,234
Less:
Gains on sales of real estate	18,292	96,397
Income before gains on sales of real estate	142,273	119,915
Add:
Interest expense	92,204	90,220
Losses from early extinguishments of debt	—	—
Depreciation and amortization	156,417	165,797
Less:
Income from unconsolidated joint ventures	769	461
Add:
BXP's share of EBITDAre from unconsolidated joint ventures [2]	16,591	16,294
EBITDAre [1]	406,716	391,765
Less:
Partners' share of EBITDAre from consolidated joint ventures [3]	43,964	46,693
BXP's Share of EBITDAre [1] (A)	362,752	345,072
Add:
Stock-based compensation expense	8,471	14,772
Straight-line ground rent expense adjustment	1,003	852
BXP's Share of lease transaction costs that qualify as rent inducements [1]	586	386
Less:
BXP's Share of non-cash termination income adjustment (fair value lease amounts) [1]	—	—
BXP's Share of straight-line rent [1]	19,561	22,662
BXP's Share of fair value lease revenue [1]	4,640	4,289
BXP's Share of EBITDAre – cash [1]	$348,611	$334,131

BXP's Share of EBITDAre (Annualized) [4] (A x 4)	$1,451,008	$1,380,288

Reconciliation of BXP's Share of Net Debt [1]

	30-Jun-18	31-Mar-18
Consolidated debt	$10,721,878	$10,339,313
Add:
Special dividend payable	—	—
Less:
Cash and cash equivalents	472,555	294,571
Cash held in escrow for 1031 exchange	137,217	115,440
Net debt [1]	10,112,106	9,929,302
Add:
BXP's share of unconsolidated joint venture debt [2]	648,935	622,207
Partners' share of cash and cash equivalents from consolidated joint ventures	112,619	107,306
Less:
BXP's share of cash and cash equivalents from unconsolidated joint ventures	80,836	71,515
Partners' share of consolidated joint venture debt [3]	1,207,123	1,208,154
BXP's Share of Net Debt [1] (B)	$9,585,701	$9,379,146

BXP's Share of Net Debt to BXP's Share of EBITDAre (Annualized) [B ÷ (A x 4)]	6.61	6.80
_____________

[1]	See the Definitions and Reconciliations sections of this Supplemental package starting on page 46.

[2]	For disclosures related to the calculation of BXP's share from unconsolidated joint ventures for the three months ended June 30, 2018, see pages 32 and 53.

[3]	For disclosures related to the calculation of Partners' share from consolidated joint ventures for the three months ended June 30, 2018, see pages 30 and 52.

[4]	BXP's Share of EBITDAre is annualized and calculated as the product of such amount for the quarter multiplied by four (4).

Q2 2018
Debt ratios

(in thousands, except for ratio amounts)

INTEREST COVERAGE RATIO 1

	Three Months Ended
	30-Jun-18	31-Mar-18
BXP's Share of interest expense [1]	$87,576	$85,371
Less:
BXP's Share of hedge amortization [1]	1,435	1,435
BXP's Share of amortization of financing costs [1]	2,787	2,791
Add:
Losses from early extinguishments of debt	—	—
Adjusted interest expense excluding capitalized interest (A)	83,354	81,145
Add:
BXP's Share of capitalized interest [1]	16,582	16,504
Adjusted interest expense including capitalized interest (B)	$99,936	$97,649

BXP's Share of EBITDAre – cash [1,2] (C)	$348,611	$334,131

Interest Coverage Ratio (excluding capitalized interest) (C÷A)	4.18	4.12
Interest Coverage Ratio (including capitalized interest) (C÷B)	3.49	3.42

FIXED CHARGE COVERAGE RATIO 1

	Three Months Ended
	30-Jun-18	31-Mar-18
BXP's Share of interest expense [1]	$87,576	$85,371
Less:
BXP's Share of hedge amortization [1]	1,435	1,435
BXP's Share of amortization of financing costs [1]	2,787	2,791
Add:
Losses from early extinguishments of debt	—	—
BXP's Share of capitalized interest [1]	16,582	16,504
BXP's Share of maintenance capital expenditures [1]	12,378	19,980
Hotel improvements, equipment upgrades and replacements	1,242	377
Preferred dividends/distributions	2,625	2,625
Total Fixed Charges (A)	$116,181	$120,631

BXP's Share of EBITDAre – cash [1,2] (B)	$348,611	$334,131
Fixed Charge Coverage Ratio (B÷A)	3.00	2.77

_____________

[1]	See the Definitions and Reconciliations sections of this Supplemental package starting on page 46.

[2]	For a qualitative reconciliation of BXP's Share of EBITDAre – cash, see page 28.

Q2 2018
Consolidated joint ventures

as of June 30, 2018
(unaudited and dollars in thousands)

BALANCE SHEET INFORMATION

		Norges Joint Ventures [1]
		Times Square Tower
		601 Lexington Avenue / One Five Nine East 53rd
	767 Fifth Avenue	100 Federal Street		Total Consolidated
ASSETS	(The GM Building) [1]	Atlantic Wharf Office	Salesforce Tower [1]	Joint Ventures

Real estate, net	$3,254,265	$2,169,619	$1,047,055	$6,470,939
Cash and cash equivalents	136,875	127,124	13,253	277,252
Other assets	290,516	326,449	34,396	651,361
Total assets	$3,681,656	$2,623,192	$1,094,704	$7,399,552

LIABILITIES AND EQUITY
Liabilities:
Mortgage notes payable, net	$2,268,736	$665,548	$—	$2,934,284
Other liabilities	144,498	72,870	53,507	270,875
Total liabilities	2,413,234	738,418	53,507	3,205,159
Equity:
Boston Properties, Inc.	762,260	716,186	1,016,675	2,495,121
Noncontrolling interests	506,162	1,168,588	24,522	1,699,272	[2]
Total equity	1,268,422	1,884,774	1,041,197	4,194,393
Total liabilities and equity	$3,681,656	$2,623,192	$1,094,704	$7,399,552

BXP's nominal ownership percentage	60%	55%	95%

Partners' share of cash and cash equivalents [3]	$54,750	$57,206	$663	$112,619

Partners' share of consolidated debt [3,4]	$907,626	$299,497	$—	$1,207,123

_____________

[1]	Certain balances contain amounts that eliminate in consolidation.

[2]	Amount excludes preferred shareholders' capital of approximately $0.1 million.

[3]	Amounts represent the partners' share based on their respective ownership percentage.

[4]	Amounts adjusted for basis differentials.

Q2 2018
Consolidated joint ventures (continued)

for the three months ended June 30, 2018
(unaudited and dollars in thousands)

RESULTS OF OPERATIONS

		Norges Joint Ventures
		Times Square Tower
		601 Lexington Avenue / One Five Nine East 53rd
	767 Fifth Avenue	100 Federal Street		Total Consolidated
	(The GM Building)	Atlantic Wharf Office	Salesforce Tower	Joint Ventures
Revenue
Rent	$53,503	$71,451	$5,704	$130,658
Straight-line rent	2,598	3,907	(1,302)	5,203
Fair value lease revenue	4,509	236	—	4,745
Termination income	—	—	—	—
Base Rent	60,610	75,594	4,402	140,606
Recoveries from tenants	11,898	14,980	1,874	28,752
Parking and other	731	1,527	145	2,403
Total rental revenue	73,239	92,101	6,421	171,761
Expenses
Operating	28,697	32,598	3,411	64,706
Net Operating Income (NOI)	44,542	59,503	3,010	107,055

Other income (expense)
Development and management services revenue	391	770	662	1,823
Interest and other income	514	466	50	1,030
Interest expense	(20,530)	(6,497)	—	(27,027)
Depreciation and amortization expense	(23,377)	(20,154)	(1,300)	(44,831)
Total other income (expense)	(43,002)	(25,415)	(588)	(69,005)
Net income	$1,540	$34,088	$2,422	$38,050

FUNDS FROM OPERATIONS (FFO)

BXP's nominal ownership percentage	60%	55%	95%

		Norges Joint Ventures
		Times Square Tower
		601 Lexington Avenue / One Five Nine East 53rd
	767 Fifth Avenue	100 Federal Street		Total Consolidated
Reconciliation of Partners' share of FFO	(The GM Building)	Atlantic Wharf Office	Salesforce Tower	Joint Ventures
Net income	$1,540	$34,088	$2,422	$38,050
Add: Depreciation and amortization expense	23,377	20,154	1,300	44,831
Entity FFO	$24,917	$54,242	$3,722	$82,881

Partners' NCI [1]	$(16)	$14,558	$(142)	$14,400
Partners' share of depreciation and amortization expense after BXP's basis differential [1]	9,320	9,048	58	18,426
Partners' share FFO [1]	$9,304	$23,606	$(84)	$32,826

Reconciliation of BXP's share of FFO
BXP's share of net income adjusted for partners' NCI	$1,556	$19,530	$2,564	$23,650
Depreciation and amortization expense - BXP's basis difference	76	49	139	264
BXP's share of depreciation and amortization expense	13,981	11,057	1,103	26,141
BXP's share of FFO	$15,613	$30,636	$3,806	$50,055
_____________

[1]	Amounts represent the partners' share based on their respective ownership percentage and is adjusted for basis differentials and the allocations of management and other fees and interest to BXP.

Q2 2018
Unconsolidated joint ventures [1]

as of June 30, 2018
(unaudited and dollars in thousands)

BALANCE SHEET INFORMATION

	BXP's Nominal		Mortgage/Construction Loans Payable, Net		Interest Rate
Property	Ownership	Net Equity		Maturity Date	Stated	GAAP [2]
540 Madison Avenue	60.00%	$66,385	$71,606	June 5, 2023	3.14%	3.42%
Colorado Center	50.00%	253,864	274,531	August 9, 2027	3.56%	3.58%
Dock 72	50.00%	71,651	43,417	December 18, 2020	4.24%	5.39%
The Hub on Causeway - Podium	50.00%	72,900	16,019	September 6, 2021	4.21%	4.68%
The Hub on Causeway - Residential [3]	50.00%	38,958	—	April 19, 2022	N/A	N/A
The Hub on Causeway - Hotel Air Rights	50.00%	2,046	—	—	—%	—%
1001 6th Street	50.00%	42,646	—	—	—%	—%
7750 Wisconsin Avenue	50.00%	68,404	—	—	—%	—%
Annapolis Junction	50.00%	17,597	—	—	—%	—%
Annapolis Junction Building One [4]	50.00%	—	19,775	March 31, 2018	7.67%	7.85%
Annapolis Junction Building Six	50.00%	—	6,666	November 17, 2018	4.24%	4.42%
Annapolis Junction Building Seven and Eight	50.00%	—	17,813	December 7, 2019	4.27%	4.55%
1265 Main Street	50.00%	4,413	19,484	January 1, 2032	3.77%	3.84%
Market Square North	50.00%	(7,371)	59,871	October 1, 2020	4.85%	4.91%
Wisconsin Place Parking Facility	33.33%	39,015	—	—	—%	—%
500 North Capitol Street, N.W.	30.00%	(4,416)	31,413	June 6, 2023	4.15%	4.20%
901 New York Avenue	25.00%	(12,824)	55,960	January 5, 2025	3.61%	3.69%
Metropolitan Square	20.00%	4,628	32,380	May 5, 2020	5.75%	5.81%
		657,896
Investments with deficit balances reflected within Other Liabilities		24,611
Investment in Joint Ventures		$682,507
Mortgage/Construction Loans Payable, Net			$648,935

FLOATING AND FIXED RATE DEBT ANALYSIS

		Weighted Average
	% of Total Debt	Stated Rate	GAAP Rate [2]	Maturity (years)
Floating Rate Debt	27.01%	4.18%	4.67%	3.1
Fixed Rate Debt	72.99%	3.93%	3.97%	7.3
Total Debt	100.00%	4.00%	4.16%	6.2
_____________

[1]	Amounts represent the Company's share based on its ownership percentage.

[2]	The GAAP interest rate differs from the stated interest rate due to the inclusion of the amortization of financing charges, which includes mortgage recording fees.

[3]	No amounts have been drawn under the $180.0 million construction facility.

[4]
The joint venture has been in default of this loan since April 11, 2016. The cash flows generated from the property are insufficient to fund debt service payments and capital improvements necessary to lease and operate the property and the joint venture is not prepared to fund additional cash shortfalls at this time. Consequently, the joint venture is not current on making debt service payments and remains in default.

Q2 2018
Unconsolidated joint ventures (continued)

for the three months ended June 30, 2018
(unaudited and dollars in thousands)
RESULTS OF OPERATIONS

	540 Madison Avenue	Market Square North	Metropolitan Square	901 New York Avenue		Wisconsin Place Parking Facility	Annapolis Junction [1]	500 North Capitol Street, N.W.	Colorado Center		1265 Main Street	Other Joint Ventures [2]	Total Unconsolidated Joint Ventures
Revenue
Rent	$5,492	$4,443	$5,805	$6,988		$22	$2,551	$2,860	$11,675		$994	$106	$40,936
Straight-line rent	34	184	(99)	(3)		—	66	8	2,506		—	524	3,220
Fair value lease revenue	—	—	—	—		—	—	—	96		—	—	96
Termination income	—	—	(16)	—		—	—	—	—		—	—	(16)
Base rent	5,526	4,627	5,690	6,985		22	2,617	2,868	14,277		994	630	44,236
Recoveries from tenants	572	885	1,247	1,278		323	495	1,281	584		306	—	6,971
Parking and other	8	206	688	403		942	55	125	2,612		—	286	5,325
Total rental revenue	6,106	5,718	7,625	8,666		1,287	3,167	4,274	17,473		1,300	916	56,532
Expenses
Operating	3,263	2,359	3,587	3,474		660	1,589	1,432	5,849		310	345	22,868
Net operating income/(loss)	2,843	3,359	4,038	5,192		627	1,578	2,842	11,624		990	571	33,664

Other income/(expense)
Development and management services revenue	42	2	1	—		—	—	—	10		—	—	55
Interest and other income	62	55	5	37		—	61	14	86		—	187	507
Interest expense	(990)	(1,478)	(2,277)	(2,075)		—	(1,416)	(1,116)	(4,979)		(378)	—	(14,709)
Depreciation and amortization expense	(1,882)	(993)	(1,859)	(1,492)		(1,375)	(1,014)	(947)	(4,564)		(397)	(2)	(14,525)
Subtotal	(2,768)	(2,414)	(4,130)	(3,530)		(1,375)	(2,369)	(2,049)	(9,447)		(775)	185	(28,672)
Net income/(loss)	$75	$945	$(92)	$1,662		$(748)	$(791)	$793	$2,177		$215	$756	$4,992

BXP's nominal ownership percentage	60%	50%	20%	25%		33.33%	50%	30%	50%		50%	50%

Reconciliation of BXP's share of Funds from Operations (FFO)
BXP's share of net income/(loss)	$45	$473	$(18)	$449	[3]	$(249)	$(396)	$238	$1,089		$108	$378	$2,117
Basis differential
Straight-line rent	$—	$—	$—	$—		$—	$—	$—	$680	[4]	$—	$—	$680
Fair value lease revenue	—	—	—	—		—	—	—	410	[4]	—	—	410
Depreciation and amortization expense	160	(43)	4	(13)		(10)	(30)	—	(2,498)	[4]	(8)	—	(2,438)
Total basis differential [5]	160	(43)	4	(13)		(10)	(30)	—	(1,408)	[4]	(8)	—	(1,348)
Income/(loss) from unconsolidated joint ventures	205	430	(14)	436	[3]	(259)	(426)	238	(319)		100	378	769
Add:
BXP's share of depreciation and amortization expense	970	539	368	1,163	[3]	466	537	284	4,778		206	1	9,312
BXP's share of FFO	$1,175	$969	$354	$1,599		$207	$111	$522	$4,459		$306	$379	$10,081

_____________

[1]	Annapolis Junction includes four in-service properties and two undeveloped land parcels.

[2]	Includes The Hub on Causeway, 1001 6th Street, Dock 72 and 7750 Wisconsin Avenue.

[3]	Reflects the allocation percentages pursuant to the achievement of specified investment return thresholds as provided for in the joint venture agreement.

[4]	The Company's purchase price allocation under ASC 805 for Colorado Center differs from the historical basis of the venture resulting in the majority of the basis differential for this venture.

[5]	Represents adjustments related to the carrying values and depreciation of certain of the Company’s investment in unconsolidated joint ventures.

Q2 2018
Lease expirations - All in-service properties[1,2,3]

as of June 30, 2018

OFFICE

	Rentable Square	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease	Footage Subject to					Percentage of
Expiration	Expiring Leases	$	$/PSF	$	$/PSF	Total Square Feet
2018	680,858	40,448,113	59.41	40,487,902	59.47	1.68%	[4]
2019	2,810,777	147,664,689	52.54	149,790,861	53.29	6.93%
2020	4,024,531	243,178,509	60.42	252,343,272	62.70	9.92%
2021	3,540,716	192,326,868	54.32	201,140,900	56.81	8.73%
2022	4,057,786	257,602,387	63.48	264,693,572	65.23	10.00%
2023	1,831,607	106,293,363	58.03	117,118,382	63.94	4.52%
2024	3,160,654	185,942,586	58.83	203,449,330	64.37	7.79%
2025	2,485,164	147,369,643	59.30	164,804,756	66.32	6.13%
2026	2,629,013	198,792,192	75.61	218,410,531	83.08	6.48%
2027	1,591,673	103,453,253	65.00	120,899,984	75.96	3.92%
Thereafter	10,043,626	707,092,755	70.40	913,483,030	90.95	24.76%

RETAIL

	Rentable Square	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease	Footage Subject to					Percentage of
Expiration	Expiring Leases	$	$/PSF	$	$/PSF	Total Square Feet
2018	45,406	13,641,608	300.44	13,908,354	306.31	1.93%	[4]
2019	106,385	7,283,963	68.47	7,307,990	68.69	4.51%
2020	177,797	11,086,324	62.35	11,008,507	61.92	7.54%
2021	158,058	22,733,327	143.83	22,960,858	145.27	6.70%
2022	250,151	19,360,273	77.39	19,909,065	79.59	10.61%
2023	215,537	17,671,180	81.99	18,990,909	88.11	9.14%
2024	116,415	10,694,606	91.87	12,091,721	103.87	4.94%
2025	132,140	8,931,408	67.59	9,787,963	74.07	5.60%
2026	111,329	14,085,666	126.52	16,319,631	146.59	4.72%
2027	109,211	13,762,671	126.02	15,690,407	143.67	4.63%
Thereafter	681,311	57,683,374	84.67	98,028,503	143.88	28.90%

IN-SERVICE PROPERTIES

	Rentable Square	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease	Footage Subject to					Percentage of
Expiration	Expiring Leases	$	$/PSF	$	$/PSF	Total Square Feet
2018	726,264	54,089,721	74.48	54,396,256	74.90	1.69%	[4]
2019	2,917,162	154,948,652	53.12	157,098,851	53.85	6.80%
2020	4,202,328	254,264,833	60.51	263,351,779	62.67	9.79%
2021	3,698,774	215,060,195	58.14	224,101,758	60.59	8.62%
2022	4,307,937	276,962,660	64.29	284,602,637	66.06	10.04%
2023	2,047,144	123,964,543	60.55	136,109,291	66.49	4.77%
2024	3,277,069	196,637,192	60.00	215,541,051	65.77	7.63%
2025	2,617,304	156,301,051	59.72	174,592,719	66.71	6.10%
2026	2,740,342	212,877,858	77.68	234,730,162	85.66	6.38%
2027	1,700,884	117,215,924	68.91	136,590,391	80.31	3.96%
Thereafter	10,724,937	764,776,129	71.31	1,011,511,533	94.31	24.99%

_____________

[1]	For the Company's definitions and related disclosures, see the Definitions section of this Supplemental package starting on page 46.

[2]	Includes 100% of joint venture properties and partially placed in-service leased space. Does not include residential units and hotel.

[3]
Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement tenants with future commencement dates. In those cases, the data is included in the year in which the future lease expires.

[4]	Includes square feet expiring on the last day of the current quarter.

Q2 2018
Lease expirations - Boston region in-service properties [1,2,3]

as of June 30, 2018

OFFICE

	Rentable Square	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease	Footage Subject to
Expiration	Expiring Leases	$	$/PSF	$	$/PSF
2018	192,184	8,898,092	46.30	8,901,907	46.32	[4]
2019	685,011	32,875,362	47.99	33,034,408	48.22
2020	520,609	27,363,498	52.56	28,387,619	54.53
2021	1,048,502	43,429,200	41.42	44,087,460	42.05
2022	1,534,500	81,580,377	53.16	82,891,360	54.02
2023	700,932	37,925,578	54.11	41,242,135	58.84
2024	890,200	42,892,445	48.18	46,190,374	51.89
2025	1,163,679	68,614,736	58.96	74,819,889	64.30
2026	1,104,074	74,143,610	67.15	81,464,354	73.79
2027	522,255	27,532,192	52.72	31,677,505	60.66
Thereafter	3,811,436	208,188,452	54.62	245,000,560	64.28

RETAIL

	Rentable Square	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease	Footage Subject to
Expiration	Expiring Leases	$	$/PSF	$	$/PSF
2018	9,468	1,528,025	161.39	1,528,025	161.39	[4]
2019	7,016	1,459,764	208.06	1,463,122	208.54
2020	85,718	5,168,594	60.30	5,200,883	60.67
2021	37,303	2,563,585	68.72	2,671,266	71.61
2022	118,513	7,412,094	62.54	7,498,915	63.28
2023	80,259	7,907,104	98.52	8,336,516	103.87
2024	72,205	4,404,492	61.00	4,829,499	66.89
2025	30,224	3,767,685	124.66	4,111,572	136.04
2026	18,912	5,163,408	273.02	5,924,022	313.24
2027	64,268	10,637,926	165.52	12,016,242	186.97
Thereafter	336,864	17,312,943	51.39	20,439,511	60.68

TOTAL PROPERTY TYPES

	Rentable Square	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease	Footage Subject to
Expiration	Expiring Leases	$	$/PSF	$	$/PSF
2018	201,652	10,426,117	51.70	10,429,932	51.72	[4]
2019	692,027	34,335,126	49.62	34,497,530	49.85
2020	606,327	32,532,092	53.65	33,588,502	55.40
2021	1,085,805	45,992,785	42.36	46,758,726	43.06
2022	1,653,013	88,992,471	53.84	90,390,275	54.68
2023	781,191	45,832,682	58.67	49,578,651	63.47
2024	962,405	47,296,937	49.14	51,019,873	53.01
2025	1,193,903	72,382,421	60.63	78,931,461	66.11
2026	1,122,986	79,307,018	70.62	87,388,376	77.82
2027	586,523	38,170,118	65.08	43,693,747	74.50
Thereafter	4,148,300	225,501,395	54.36	265,440,071	63.99

_____________

[1]	For the Company's definitions and related disclosures, see the Definitions section of this Supplemental package starting on page 46.

[2]	Includes 100% of joint venture properties and partially placed in-service leased space. Does not include residential units and hotel.

[3]
Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement tenants with future commencement dates. In those cases, the data is included in the year in which the future lease expires.

[4]	Includes square feet expiring on the last day of the current quarter.

Q2 2018
Quarterly lease expirations - Boston region in-service properties [1,2,3]

as of June 30, 2018

OFFICE

	Rentable Square	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Lease Expiration	Footage Subject to
by Quarter	Expiring Leases	$	$/PSF	$	$/PSF
Q1 2018	—	—	—	—	—
Q2 2018	57,947	2,982,981	51.48	2,982,981	51.48	[4]
Q3 2018	30,487	1,251,490	41.05	1,251,490	41.05
Q4 2018	103,750	4,663,621	44.95	4,667,436	44.99
Total 2018	192,184	8,898,092	46.30	8,901,907	46.32

Q1 2019	113,803	5,106,867	44.87	5,106,867	44.87
Q2 2019	188,283	9,070,449	48.17	9,072,871	48.19
Q3 2019	181,231	8,424,942	46.49	8,499,043	46.90
Q4 2019	201,694	10,273,104	50.93	10,355,627	51.34
Total 2019	685,011	32,875,362	47.99	33,034,408	48.22

RETAIL

	Rentable Square	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Lease Expiration	Footage Subject to
by Quarter	Expiring Leases	$	$/PSF	$	$/PSF
Q1 2018	—	—	—	—	—
Q2 2018	1,933	312,589	161.71	312,589	161.71	[4]
Q3 2018	2	104,000	51,999.96	104,000	51,999.96
Q4 2018	7,533	1,111,436	147.54	1,111,436	147.54
Total 2018	9,468	1,528,025	161.39	1,528,025	161.39

Q1 2019	1,072	517,013	482.29	517,992	483.20
Q2 2019	—	—	—	—	—
Q3 2019	3,086	492,857	159.71	495,236	160.48
Q4 2019	2,858	449,894	157.42	449,894	157.42
Total 2019	7,016	1,459,764	208.06	1,463,122	208.54

TOTAL PROPERTY TYPES

	Rentable Square	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Lease Expiration	Footage Subject to
by Quarter	Expiring Leases	$	$/PSF	$	$/PSF
Q1 2018	—	—	—	—	—
Q2 2018	59,880	3,295,571	55.04	3,295,571	55.04	[4]
Q3 2018	30,489	1,355,490	44.46	1,355,490	44.46
Q4 2018	111,283	5,775,057	51.90	5,778,872	51.93
Total 2018	201,652	10,426,117	51.70	10,429,932	51.72

Q1 2019	114,875	5,623,880	48.96	5,624,859	48.97
Q2 2019	188,283	9,070,449	48.17	9,072,871	48.19
Q3 2019	184,317	8,917,799	48.38	8,994,279	48.80
Q4 2019	204,552	10,722,998	52.42	10,805,520	52.83
Total 2019	692,027	34,335,126	49.62	34,497,530	49.85

_____________

[1]	For the Company's definitions and related disclosures, see the Definitions section of this Supplemental package starting on page 46.

[2]	Includes 100% of joint venture properties and partially placed in-service leased space. Does not include residential units and hotel.

[3]
Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement tenants with future commencement dates. In those cases, the data is included in the year in which the future lease expires.

[4]	Includes square feet expiring on the last day of the current quarter.

Q2 2018
Lease expirations - Los Angeles and San Francisco regions in-service properties [1,2,3]

as of June 30, 2018

OFFICE

	Rentable Square	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease	Footage Subject to
Expiration	Expiring Leases	$	$/PSF	$	$/PSF
2018	108,883	5,671,440	52.09	5,678,606	52.15	[4]
2019	591,039	29,254,469	49.50	29,885,202	50.56
2020	839,849	54,291,673	64.64	59,285,284	70.59
2021	1,078,649	56,473,278	52.36	60,824,799	56.39
2022	839,173	48,712,459	58.05	52,987,503	63.14
2023	414,614	27,645,950	66.68	31,299,253	75.49
2024	517,522	30,032,166	58.03	34,306,092	66.29
2025	400,389	23,484,686	58.65	28,249,724	70.56
2026	280,908	20,526,100	73.07	23,185,319	82.54
2027	233,055	18,245,408	78.29	21,900,305	93.97
Thereafter	1,235,302	86,441,944	69.98	115,256,756	93.30

RETAIL

	Rentable Square	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease	Footage Subject to
Expiration	Expiring Leases	$	$/PSF	$	$/PSF
2018	16,465	1,050,221	63.79	1,050,221	63.79
2019	7,817	384,459	49.18	385,776	49.35
2020	31,336	2,019,151	64.44	2,065,195	65.90
2021	22,163	1,476,135	66.60	1,533,065	69.17
2022	40,589	1,988,217	48.98	2,073,580	51.09
2023	44,234	2,637,318	59.62	2,758,567	62.36
2024	9,388	661,524	70.46	736,337	78.43
2025	22,934	1,523,986	66.45	1,692,014	73.78
2026	25,600	1,846,900	72.14	2,059,268	80.44
2027	5,056	329,520	65.17	391,023	77.34
Thereafter	63,486	3,004,791	47.33	3,991,733	62.88

TOTAL PROPERTY TYPES

	Rentable Square	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease	Footage Subject to
Expiration	Expiring Leases	$	$/PSF	$	$/PSF
2018	125,348	6,721,661	53.62	6,728,827	53.68	[4]
2019	598,856	29,638,928	49.49	30,270,978	50.55
2020	871,185	56,310,824	64.64	61,350,479	70.42
2021	1,100,812	57,949,413	52.64	62,357,864	56.65
2022	879,762	50,700,676	57.63	55,061,083	62.59
2023	458,848	30,283,268	66.00	34,057,820	74.22
2024	526,910	30,693,690	58.25	35,042,429	66.51
2025	423,323	25,008,672	59.08	29,941,738	70.73
2026	306,508	22,373,000	72.99	25,244,587	82.36
2027	238,111	18,574,928	78.01	22,291,328	93.62
Thereafter	1,298,788	89,446,735	68.87	119,248,489	91.82
_____________

[1]	For the Company's definitions and related disclosures, see the Definitions section of this Supplemental package starting on page 46.

[2]	Includes 100% of joint venture properties and partially placed in-service leased space.

[3]
Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement tenants with future commencement dates. In those cases, the data is included in the year in which the future lease expires.

[4]	Includes square feet expiring on the last day of the current quarter.

Q2 2018
Quarterly lease expirations - Los Angeles and San Francisco regions in-service properties [1,2,3]

as of June 30, 2018

OFFICE

	Rentable Square	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Lease Expiration	Footage Subject to
by Quarter	Expiring Leases	$	$/PSF	$	$/PSF
Q1 2018	—	—	—	—	—
Q2 2018	15,939	727,580	45.65	727,580	45.65	[4]
Q3 2018	46,105	2,034,888	44.14	2,034,888	44.14
Q4 2018	46,839	2,908,972	62.11	2,916,138	62.26
Total 2018	108,883	5,671,440	52.09	5,678,606	52.15

Q1 2019	25,166	1,526,863	60.67	1,599,165	63.54
Q2 2019	61,362	3,255,815	53.06	3,274,894	53.37
Q3 2019	144,414	7,727,382	53.51	7,806,687	54.06
Q4 2019	360,097	16,744,409	46.50	17,204,456	47.78
Total 2019	591,039	29,254,469	49.50	29,885,202	50.56

RETAIL

	Rentable Square	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Lease Expiration	Footage Subject to
by Quarter	Expiring Leases	$	$/PSF	$	$/PSF
Q1 2018	—	—	—	—	—
Q2 2018	—	—	—	—	—
Q3 2018	7,123	413,225	58.01	413,225	58.01
Q4 2018	9,342	636,996	68.19	636,996	68.19
Total 2018	16,465	1,050,221	63.79	1,050,221	63.79

Q1 2019	3,820	170,770	44.70	170,770	44.70
Q2 2019	1,304	140,871	108.03	140,871	108.03
Q3 2019	2,693	72,818	27.04	74,135	27.53
Q4 2019	—	—	—	—	—
Total 2019	7,817	384,459	49.18	385,776	49.35

TOTAL PROPERTY TYPES

	Rentable Square	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Lease Expiration	Footage Subject to
by Quarter	Expiring Leases	$	$/PSF	$	$/PSF
Q1 2018	—	—	—	—	—
Q2 2018	15,939	727,580	45.65	727,580	45.65	[4]
Q3 2018	53,228	2,448,113	45.99	2,448,113	45.99
Q4 2018	56,181	3,545,968	63.12	3,553,134	63.24
Total 2018	125,348	6,721,661	53.62	6,728,827	53.68

Q1 2019	28,986	1,697,633	58.57	1,769,935	61.06
Q2 2019	62,666	3,396,686	54.20	3,415,765	54.51
Q3 2019	147,107	7,800,200	53.02	7,880,822	53.57
Q4 2019	360,097	16,744,409	46.50	17,204,456	47.78
Total 2019	598,856	29,638,927	49.49	30,270,978	50.55

_____________

[1]	For the Company's definitions and related disclosures, see the Definitions section of this Supplemental package starting on page 46.

[2]	Includes 100% of joint venture properties and partially placed in-service leased space.

[3]
Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement tenants with future commencement dates. In those cases, the data is included in the year in which the future lease expires.

[4]	Includes square feet expiring on the last day of the current quarter.

Q2 2018
Lease expirations - New York region in-service properties [1,2,3]

as of June 30, 2018

OFFICE

	Rentable Square	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease	Footage Subject to
Expiration	Expiring Leases	$	$/PSF	$	$/PSF
2018	154,791	14,275,844	92.23	14,290,909	92.32	[4]
2019	471,486	35,177,541	74.61	36,052,733	76.47
2020	1,165,327	90,995,404	78.09	91,504,828	78.52
2021	421,030	38,007,976	90.27	38,399,494	91.20
2022	1,037,731	97,576,189	94.03	96,444,228	92.94
2023	210,737	15,123,840	71.77	15,720,511	74.60
2024	1,099,493	77,889,699	70.84	84,189,384	76.57
2025	565,206	39,932,469	70.65	44,432,416	78.61
2026	867,569	73,123,421	84.29	77,624,007	89.47
2027	321,407	27,887,585	86.77	32,737,437	101.86
Thereafter	3,282,099	306,092,641	93.26	410,021,926	124.93

RETAIL

	Rentable Square	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease	Footage Subject to
Expiration	Expiring Leases	$	$/PSF	$	$/PSF
2018	13,475	10,644,357	789.93	10,911,103	809.73
2019	—	—	—	—	—
2020	14,562	805,215	55.30	591,366	40.61
2021	26,225	13,709,557	522.77	13,716,938	523.05
2022	50,923	7,363,046	144.59	7,617,187	149.58
2023	1,847	1,897,549	1,027.37	2,260,608	1,223.94
2024	9,325	4,037,969	433.03	4,773,795	511.94
2025	1,872	656,702	350.80	732,638	391.37
2026	33,223	4,713,971	141.89	5,767,336	173.59
2027	243	30,000	123.46	36,000	148.15
Thereafter	183,572	34,199,627	186.30	69,896,178	380.76

TOTAL PROPERTY TYPES

	Rentable Square	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease	Footage Subject to
Expiration	Expiring Leases	$	$/PSF	$	$/PSF
2018	168,266	24,920,201	148.10	25,202,012	149.77	[4]
2019	471,486	35,177,541	74.61	36,052,733	76.47
2020	1,179,889	91,800,619	77.80	92,096,194	78.05
2021	447,255	51,717,533	115.63	52,116,432	116.53
2022	1,088,654	104,939,235	96.39	104,061,415	95.59
2023	212,584	17,021,389	80.07	17,981,119	84.58
2024	1,108,818	81,927,668	73.89	88,963,179	80.23
2025	567,078	40,589,171	71.58	45,165,054	79.65
2026	900,792	77,837,392	86.41	83,391,343	92.58
2027	321,650	27,917,585	86.79	32,773,437	101.89
Thereafter	3,465,671	340,292,268	98.19	479,918,104	138.48

_____________

[1]	For the Company's definitions and related disclosures, see the Definitions section of this Supplemental package starting on page 46.

[2]	Includes 100% of joint venture properties and partially placed in-service leased space.

[3]
Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement tenants with future commencement dates. In those cases, the data is included in the year in which the future lease expires.

[4]	Includes square feet expiring on the last day of the current quarter.

Q2 2018
Quarterly lease expirations - New York region in-service properties [1,2,3]

as of June 30, 2018

OFFICE

	Rentable Square	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Lease Expiration	Footage Subject to
by Quarter	Expiring Leases	$	$/PSF	$	$/PSF
Q1 2018	—	—	—	—	—
Q2 2018	61,209	7,896,671	129.01	7,896,671	129.01	[4]
Q3 2018	47,997	3,303,036	68.82	3,303,036	68.82
Q4 2018	45,585	3,076,138	67.48	3,091,203	67.81
Total 2018	154,791	14,275,844	92.23	14,290,909	92.32

Q1 2019	97,215	9,292,967	95.59	9,292,967	95.59
Q2 2019	52,069	3,387,533	65.06	3,387,533	65.06
Q3 2019	205,666	15,304,035	74.41	16,172,694	78.64
Q4 2019	116,536	7,193,007	61.72	7,199,539	61.78
Total 2019	471,486	35,177,541	74.61	36,052,733	76.47

RETAIL

	Rentable Square	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Lease Expiration	Footage Subject to
by Quarter	Expiring Leases	$	$/PSF	$	$/PSF
Q1 2018	—	—	—	—	—
Q2 2018	—	—	—	—	—
Q3 2018	6,200	1,558,316	251.34	1,558,316	251.34
Q4 2018	7,275	9,086,041	1,248.94	9,352,787	1,285.61
Total 2018	13,475	10,644,357	789.93	10,911,103	809.73

Q1 2019	—	—	—	—	—
Q2 2019	—	—	—	—	—
Q3 2019	—	—	—	—	—
Q4 2019	—	—	—	—	—
Total 2019	—	—	—	—	—

TOTAL PROPERTY TYPES

	Rentable Square	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Lease Expiration	Footage Subject to
by Quarter	Expiring Leases	$	$/PSF	$	$/PSF
Q1 2018	—	—	—	—	—
Q2 2018	61,209	7,896,671	129.01	7,896,671	129.01	[4]
Q3 2018	54,197	4,861,352	89.70	4,861,352	89.70
Q4 2018	52,860	12,162,179	230.08	12,443,990	235.41
Total 2018	168,266	24,920,202	148.10	25,202,012	149.77

Q1 2019	97,215	9,292,967	95.59	9,292,967	95.59
Q2 2019	52,069	3,387,533	65.06	3,387,533	65.06
Q3 2019	205,666	15,304,035	74.41	16,172,694	78.64
Q4 2019	116,536	7,193,007	61.72	7,199,539	61.78
Total 2019	471,486	35,177,541	74.61	36,052,733	76.47

_____________

[1]	For the Company's definitions and related disclosures, see the Definitions section of this Supplemental package starting on page 46.

[2]	Includes 100% of joint venture properties and partially placed in-service leased space.

[3]
Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement tenants with future commencement dates. In those cases, the data is included in the year in which the future lease expires.

[4]	Includes square feet expiring on the last day of the current quarter.

Q2 2018
Lease expirations - Washington, DC region in-service properties [1,2,3]

as of June 30, 2018

OFFICE

	Rentable Square	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease	Footage Subject to
Expiration	Expiring Leases	$	$/PSF	$	$/PSF
2018	225,000	11,602,737	51.57	11,616,480	51.63	[4]
2019	1,063,241	50,357,317	47.36	50,818,518	47.80
2020	1,498,746	70,527,934	47.06	73,165,541	48.82
2021	992,535	54,416,414	54.83	57,829,147	58.26
2022	646,382	29,733,362	46.00	32,370,481	50.08
2023	505,324	25,597,995	50.66	28,856,483	57.10
2024	653,439	35,128,276	53.76	38,763,480	59.32
2025	355,890	15,337,752	43.10	17,302,727	48.62
2026	376,462	30,999,061	82.34	36,136,851	95.99
2027	514,956	29,788,068	57.85	34,584,737	67.16
Thereafter	1,714,789	106,369,718	62.03	143,203,788	83.51

RETAIL

	Rentable Square	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease	Footage Subject to
Expiration	Expiring Leases	$	$/PSF	$	$/PSF
2018	5,998	419,005	69.86	419,005	69.86
2019	91,552	5,439,740	59.42	5,459,092	59.63
2020	46,181	3,093,364	66.98	3,151,063	68.23
2021	72,367	4,984,050	68.87	5,039,589	69.64
2022	40,126	2,596,916	64.72	2,719,383	67.77
2023	89,197	5,229,209	58.63	5,635,218	63.18
2024	25,497	1,590,621	62.38	1,752,090	68.72
2025	77,110	2,983,035	38.69	3,251,739	42.17
2026	33,594	2,361,387	70.29	2,569,005	76.47
2027	39,644	2,765,225	69.75	3,247,142	81.91
Thereafter	97,389	3,166,013	32.51	3,701,081	38.00

TOTAL PROPERTY TYPES

	Rentable Square	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease	Footage Subject to
Expiration	Expiring Leases	$	$/PSF	$	$/PSF
2018	230,998	12,021,742	52.04	12,035,485	52.10	[4]
2019	1,154,793	55,797,057	48.32	56,277,610	48.73
2020	1,544,927	73,621,298	47.65	76,316,604	49.40
2021	1,064,902	59,400,464	55.78	62,868,736	59.04
2022	686,508	32,330,278	47.09	35,089,864	51.11
2023	594,521	30,827,204	51.85	34,491,701	58.02
2024	678,936	36,718,897	54.08	40,515,570	59.68
2025	433,000	18,320,787	42.31	20,554,466	47.47
2026	410,056	33,360,448	81.36	38,705,856	94.39
2027	554,600	32,553,293	58.70	37,831,879	68.21
Thereafter	1,812,178	109,535,731	60.44	146,904,869	81.07

_____________

[1]	For the Company's definitions and related disclosures, see the Definitions section of this Supplemental package starting on page 46.

[2]	Includes 100% of joint venture properties and partially placed in-service leased space. Does not include residential units.

[3]
Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement tenants with future commencement dates. In those cases, the data is included in the year in which the future lease expires.

[4]	Includes square feet expiring on the last day of the current quarter.

Q2 2018
Quarterly lease expirations - Washington, DC region in-service properties [1,2,3]

as of June 30, 2018

OFFICE

	Rentable Square	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Lease Expiration	Footage Subject to
by Quarter	Expiring Leases	$	$/PSF	$	$/PSF
Q1 2018	—	—	—	—	—
Q2 2018	27,648	1,190,958	43.08	1,190,958	43.08	[4]
Q3 2018	79,271	4,312,651	54.40	4,323,101	54.54
Q4 2018	118,081	6,099,128	51.65	6,102,421	51.68
Total 2018	225,000	11,602,737	51.57	11,616,480	51.63

Q1 2019	287,547	15,897,683	55.29	15,915,924	55.35
Q2 2019	109,856	4,925,519	44.84	4,995,619	45.47
Q3 2019	517,264	18,973,195	36.68	19,110,347	36.95
Q4 2019	148,574	10,560,921	71.08	10,796,628	72.67
Total 2019	1,063,241	50,357,317	47.36	50,818,518	47.80

RETAIL

	Rentable Square	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Lease Expiration	Footage Subject to
by Quarter	Expiring Leases	$	$/PSF	$	$/PSF
Q1 2018	—	—	—	—	—
Q2 2018	—	—	—	—	—
Q3 2018	1,245	66,000	53.01	66,000	53.01
Q4 2018	4,753	353,005	74.27	353,005	74.27
Total 2018	5,998	419,005	69.86	419,005	69.86

Q1 2019	46,364	2,740,649	59.11	2,740,649	59.11
Q2 2019	2,207	174,343	79.00	174,343	79.00
Q3 2019	21,365	973,185	45.55	986,609	46.18
Q4 2019	21,616	1,551,563	71.78	1,557,490	72.05
Total 2019	91,552	5,439,740	59.42	5,459,092	59.63

TOTAL PROPERTY TYPES

	Rentable Square	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Lease Expiration	Footage Subject to
by Quarter	Expiring Leases	$	$/PSF	$	$/PSF
Q1 2018	—	—	—	—	—
Q2 2018	27,648	1,190,958	43.08	1,190,958	43.08	[4]
Q3 2018	80,516	4,378,651	54.38	4,389,101	54.51
Q4 2018	122,834	6,452,133	52.53	6,455,426	52.55
Total 2018	230,998	12,021,742	52.04	12,035,485	52.10

Q1 2019	333,911	18,638,332	55.82	18,656,573	55.87
Q2 2019	112,063	5,099,863	45.51	5,169,962	46.13
Q3 2019	538,629	19,946,379	37.03	20,096,956	37.31
Q4 2019	170,190	12,112,484	71.17	12,354,118	72.59
Total 2019	1,154,793	55,797,058	48.32	56,277,609	48.73

_____________

[1]	For the Company's definitions and related disclosures, see the Definitions section of this Supplemental package starting on page 46.

[2]	Includes 100% of joint venture properties and partially placed in-service leased space. Does not include residential units.

[3]
Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement tenants with future commencement dates. In those cases, the data is included in the year in which the future lease expires.

[4]	Includes square feet expiring on the last day of the current quarter.

Q2 2018
Lease expirations - CBD properties [1,2,3]

as of June 30, 2018

	Boston						Los Angeles and San Francisco
		Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups				Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases						Rentable Square Footage Subject to Expiring Leases
		$	$/PSF	$	$/PSF			$	$/PSF	$	$/PSF
2018	117,908	7,445,384	63.15	7,447,012	63.16	[4]	78,820	4,745,649	60.21	4,752,815	60.30
2019	275,253	18,098,408	65.75	18,145,844	65.92		157,157	10,166,260	64.69	10,338,215	65.78
2020	315,163	19,777,112	62.75	20,648,986	65.52		759,096	51,332,415	67.62	56,174,902	74.00
2021	416,452	24,441,348	58.69	24,398,485	58.59		725,950	47,164,610	64.97	50,997,384	70.25
2022	1,047,014	65,335,709	62.40	66,421,650	63.44		466,339	30,492,443	65.39	33,130,564	71.04
2023	466,287	33,285,228	71.38	36,075,093	77.37		340,897	23,061,544	67.65	25,863,609	75.87
2024	371,090	22,575,431	60.84	24,645,667	66.41		449,870	28,085,378	62.43	29,995,892	66.68
2025	693,074	47,631,270	68.72	52,150,287	75.24		361,101	21,663,525	59.99	25,545,025	70.74
2026	990,397	74,383,566	75.10	81,767,779	82.56		306,508	22,373,000	72.99	25,244,586	82.36
2027	336,877	28,344,520	84.14	31,809,281	94.42		238,111	18,574,928	78.01	22,291,327	93.62
Thereafter	3,584,508	201,283,940	56.15	240,685,786	67.15		1,298,788	89,446,735	68.87	119,248,489	91.82

	New York					Washington, DC
		Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups			Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases					Rentable Square Footage Subject to Expiring Leases
		$	$/PSF	$	$/PSF		$	$/PSF	$	$/PSF
2018	139,041	23,841,284	171.47	24,108,030	173.39	46,012	2,748,763	59.74	2,762,506	60.04
2019	284,633	28,171,678	98.98	29,013,839	101.93	364,268	25,181,373	69.13	25,475,413	69.94
2020	857,058	80,256,957	93.64	80,241,486	93.62	452,295	25,945,296	57.36	26,918,679	59.52
2021	340,586	48,068,323	141.13	48,416,740	142.16	592,007	40,748,487	68.83	43,193,148	72.96
2022	1,020,618	102,528,120	100.46	101,556,933	99.51	137,747	8,761,734	63.61	9,357,866	67.94
2023	119,606	14,094,782	117.84	14,830,832	124.00	51,216	3,364,016	65.68	3,867,456	75.51
2024	694,601	67,110,114	96.62	73,593,775	105.95	197,597	13,409,901	67.86	15,074,412	76.29
2025	288,371	30,424,358	105.50	33,600,041	116.52	86,404	4,712,845	54.54	5,551,014	64.24
2026	715,852	71,662,406	100.11	76,462,989	106.81	324,548	28,861,480	88.93	33,426,778	102.99
2027	240,939	25,048,877	103.96	29,592,058	122.82	213,574	15,232,805	71.32	17,911,738	83.87
Thereafter	3,245,843	332,366,202	102.40	471,132,812	145.15	1,231,679	82,206,385	66.74	109,350,907	88.78

_____________

[1]	For the Company's definitions and related disclosures, see the Definitions section of this Supplemental package starting on page 46.

[2]	Includes 100% of joint venture properties and partially placed in-service leased space. Does not include residential units and hotel.

[3]
Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement tenants with future commencement dates. In those cases, the data is included in the year in which the future lease expires.

[4]	Includes square feet expiring on the last day of the current quarter.

Q2 2018
Lease expirations - Suburban properties [1,2,3]

as of June 30, 2018

	Boston						Los Angeles and San Francisco
		Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups				Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases						Rentable Square Footage Subject to Expiring Leases
		$	$/PSF	$	$/PSF			$	$/PSF	$	$/PSF
2018	83,744	2,980,734	35.59	2,982,921	35.62	[4]	46,528	1,976,013	42.47	1,976,013	42.47
2019	416,774	16,236,719	38.96	16,351,686	39.23		441,699	19,472,667	44.09	19,932,763	45.13
2020	291,164	12,754,980	43.81	12,939,517	44.44		112,089	4,978,410	44.41	5,175,577	46.17
2021	669,353	21,551,436	32.20	22,360,241	33.41		374,862	10,784,804	28.77	11,360,479	30.31
2022	605,999	23,656,763	39.04	23,968,625	39.55		413,423	20,208,233	48.88	21,930,519	53.05
2023	314,904	12,547,455	39.85	13,503,558	42.88		117,951	7,221,725	61.23	8,194,212	69.47
2024	591,315	24,721,506	41.81	26,374,206	44.60		77,040	2,608,312	33.86	5,046,536	65.51
2025	500,829	24,751,152	49.42	26,781,175	53.47		62,222	3,345,146	53.76	4,396,714	70.66
2026	132,589	4,923,452	37.13	5,620,597	42.39		—	—	—	—	—
2027	249,646	9,825,599	39.36	11,884,467	47.61		—	—	—	—	—
Thereafter	563,792	24,217,455	42.95	24,754,285	43.91		—	—	—	—	—

	New York					Washington, DC
		Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups			Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases					Rentable Square Footage Subject to Expiring Leases
		$	$/PSF	$	$/PSF		$	$/PSF	$	$/PSF
2018	29,225	1,078,917	36.92	1,093,983	37.43	184,986	9,272,980	50.13	9,272,980	50.13
2019	186,853	7,005,863	37.49	7,038,894	37.67	790,525	30,615,684	38.73	30,802,196	38.96
2020	322,831	11,543,661	35.76	11,854,707	36.72	1,092,632	47,676,003	43.63	49,397,925	45.21
2021	106,669	3,649,210	34.21	3,699,692	34.68	472,895	18,651,976	39.44	19,675,589	41.61
2022	68,036	2,411,116	35.44	2,504,483	36.81	548,761	23,568,544	42.95	25,731,998	46.89
2023	92,978	2,926,607	31.48	3,150,288	33.88	543,305	27,463,188	50.55	30,624,245	56.37
2024	414,217	14,817,555	35.77	15,369,404	37.10	481,339	23,308,997	48.43	25,441,157	52.85
2025	278,707	10,164,814	36.47	11,565,013	41.50	346,596	13,607,942	39.26	15,003,452	43.29
2026	184,940	6,174,985	33.39	6,928,354	37.46	85,508	4,498,968	52.61	5,279,078	61.74
2027	80,711	2,868,708	35.54	3,181,379	39.42	341,026	17,320,487	50.79	19,920,141	58.41
Thereafter	219,828	7,926,066	36.06	8,785,292	39.96	580,499	27,329,345	47.08	37,553,962	64.69

_____________

[1]	For the Company's definitions and related disclosures, see the Definitions section of this Supplemental package starting on page 46.

[2]	Includes 100% of joint venture properties and partially placed in-service leased space. Does not include residential units and hotel.

[3]
Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement tenants with future commencement dates. In those cases, the data is included in the year in which the future lease expires.

[4]	Includes square feet expiring on the last day of the current quarter.

Q2 2018
Research coverage

With the exception of Green Street Advisors, an independent research firm, the equity analysts listed above are those analysts that, according to First Call Corporation, have published research material on the Company and are listed as covering the Company. Please note that any opinions, estimates or forecasts regarding Boston Properties' performance made by the analysts listed above do not represent the opinions, estimates or forecasts of Boston Properties or its management. Boston Properties does not by its reference above imply its endorsement of or concurrence with any information, conclusions or recommendations made by any of such analysts.

Equity Research Coverage
Argus Research Company	Jacob Kilstein	646.747.5447
Bank of America Merrill Lynch	Jeffrey Spector / Jamie Feldman	646.855.1363 / 646.855.5808
Barclays Capital	Ross Smotrich	212.526.2306
BMO Capital	John Kim	212.885.4115
BTIG	Tom Catherwood	212.738.6140
Citigroup Global Markets	Michael Bilerman / Emmanuel Korchman	212.816.1383 / 212.816.1382
D.A. Davidson & Co.	Barry Oxford	212.240.9871
Deutsche Bank Securities	Derek Johnston / Mike Husseini	212.250.5683 / 212.250.7703
Evercore ISI	Steve Sakwa / Robert Simone	212.446.9462 / 212.446.9459
Green Street Advisors	Jed Reagan	949.640.8780
Goldman Sachs	Andrew Rosivach	212.902.2796
Jefferies & Co.	Jonathan Petersen / Omotayo Okusanya	212.284.1705 / 212.336.7076
J.P. Morgan Securities	Anthony Paolone	212.622.6682
KeyBanc Capital Markets	Craig Mailman / Jordan Sadler	917.368.2316 / 917.368.2280
Mizuho Securities	Richard Anderson	212.205.8445
Morgan Stanley	Vikram Malhotra	212.761.7064
Morningstar	Brad Schwer	312.244.7061
RBC Capital Markets	Mike Carroll	440.715.2649
RW Baird	David Rodgers / Richard Schiller	216.737.7341 / 312.609.5485
Sandler O'Neill & Partners	Alexander Goldfarb / Daniel Santos	212.466.7937 / 212.466.7927
Stifel, Nicolaus & Company	John Guinee / Aaron Wolf	443.224.1307 / 443.224.1206
SunTrust Robinson Humphrey	Michael Lewis	212.319.5659
UBS Securities	Frank Lee	415.352.5679
Wells Fargo Securities	Blaine Heck	443.263.6529

Debt Research Coverage
Bank of America Merrill Lynch	Andrew Molloy	646.855.6435
Barclays	Peter Troisi	212.412.3695
J.P. Morgan Securities	Mark Streeter	212.834.5086
US Bank	Bill Stafford	877.558.2605
Wells Fargo	Thierry Perrein / Kevin McClure	704.715.8455 / 704.410.3252

Rating Agencies
Fitch Ratings	Stephen Boyd	212.908.9153
Moody's Investors Service	Ranjini Venkatesan	212.553.3828
Standard & Poor's	Anita Ogbara	212.438.5077

Q2 2018
Definitions
This section contains definitions of certain non-GAAP financial measures and other terms that the Company uses in this supplemental report and, if applicable, the reasons why management believes these non-GAAP financial measures provide useful information to investors about the Company’s financial condition and results of operations and the other purposes for which management uses the measures. Additional detail can be found in the Company’s most recent annual report on Form 10-K and quarterly report on Form 10-Q, as well as other documents the Company files or furnishes to the SEC from time to time.
The Company also presents “BXP's Share” of certain of these measures, which are non-GAAP financial measures that are calculated as the consolidated amount calculated in accordance with GAAP, plus the Company's share of the amount from the Company's unconsolidated joint ventures (calculated based upon the Company’s percentage ownership interest), minus the Company’s partners’ share of the amount from the Company's consolidated joint ventures (calculated based upon the partners’ percentage ownership interests and, in some cases, after priority allocations).  Management believes that presenting “BXP's Share” of these measures provides useful information to investors regarding the Company’s financial condition and/or results of operations because the Company has several significant joint ventures and presenting various financial measures in this manner can help investors better understand the Company’s financial condition and/or results of operations after taking into account its economic interest in these joint ventures.  The Company cautions investors that the ownership percentages used in calculating "BXP's Share" of these measures may not completely and accurately depict all of the legal and economic implications of holding an interest in a consolidated or unconsolidated joint venture. For example, in addition to partners' interests in profits and capital, venture agreements vary in the allocation of rights regarding decision making (both routine and major decisions), distributions, transferability of interests, liquidations and other matters. Moreover, in some cases, the Company exercises significant influence over, but does not control, the joint venture, in which case GAAP requires that the Company account for the joint venture entity using the equity method of accounting and the Company does not consolidate it for financial reporting purposes. As a result, presentations of “BXP's Share” of a financial measure should not be considered a substitute for, and should only be considered together with and as a supplement to, the Company's financial information presented in accordance with GAAP. Unless noted otherwise, reconciliations of "BXP's Share" of these financial measures can be found in the Reconciliations section of this Supplemental package starting on page 50.
Annualized Rental Obligations
Annualized Rental Obligations is defined as monthly Rental Obligations, as of the last day of the reporting period, multiplied by twelve (12).
Average Economic Occupancy
Average Economic Occupancy is defined as (1) total possible revenue less vacancy loss divided by (2) total possible revenue, expressed as a percentage. Total possible revenue is determined by valuing average occupied units at contract rates and average vacant units at Market Rents. Vacancy loss is determined by valuing vacant units at current Market Rents. By measuring vacant units at their Market Rents, Average Economic Occupancy takes into account the fact that units of different sizes and locations within a residential property have different economic impacts on a residential property's total possible gross revenue.
Average Monthly Rental Rates
Average Monthly Rental Rates are calculated by the Company as the average of the quotients obtained by dividing (A) rental revenue as determined in accordance with GAAP by (B) the number of occupied units for each month within the applicable fiscal period.
Average Physical Occupancy
Average Physical Occupancy is defined as (1) the average number of occupied units divided by (2) the total number of units, expressed as a percentage.
Debt to Market Capitalization Ratio
Consolidated Debt to Consolidated Market Capitalization Ratio is a measure of leverage commonly used by analysts in the REIT sector that equals the quotient of (A) the Company’s Consolidated Debt divided by (B) the Company’s Consolidated Market Capitalization, presented as a percentage. Consolidated Market Capitalization is the sum of (x) the Company's Consolidated Debt plus (y) the market value of the Company's outstanding equity securities calculated using the closing price per share of common stock of the Company, as reported by the New York Stock Exchange, multiplied by the sum of (1) outstanding shares of common stock of the Company, (2) outstanding common units of limited partnership interest in Boston Properties Limited Partnership (excluding common units held by the Company), (3) common units issuable upon conversion of all outstanding LTIP Units, assuming all conditions have been met for the conversion of the LTIP Units, (4) on and after February 6, 2015, which was the end of the performance period for 2012 OPP Units and thus the date earned, common units issuable upon conversion of 2012 OPP Units that were issued in the form of LTIP Units, (5) on and after February 4, 2016, which was the end of the performance period for 2013 MYLTIP Units and thus the date earned, common units issuable upon conversion of 2013 MYLTIP Units that were issued in the form of LTIP Units, (6) on and after February 3, 2017, which was the end of the performance period for 2014 MYLTIP Units and thus the date earned, common units issuable upon conversion of 2014 MYLTIP Units that were issued in the form of LTIP Units and (7) on and after February 4, 2018, which was the end of the performance period for 2015 MYLTIP Units and thus the date earned, common units issuable upon conversion of 2015 MYLTIP Units that were issued in the form of LTIP Units plus (C) outstanding shares of 5.25% Series B Cumulative Redeemable Preferred Stock multiplied by their fixed liquidation preference of $2,500 per share. The calculation of Consolidated Market Capitalization does not include LTIP Units issued in the form of MYLTIP Awards unless and until certain performance thresholds are achieved and they are earned. Because their three-year performance periods have not yet ended, 2016, 2017 and 2018 MYLTIP Units are not included.
The Company also presents BXP’s Share of Market Capitalization, which is calculated in a similar manner, except that BXP’s Share of Debt is utilized instead of the Company’s Consolidated Debt in both the numerator and the denominator. The Company presents these ratios because its degree of leverage could affect its ability to obtain additional financing for working capital, capital expenditures, acquisitions, development or other general corporate purposes and because different investors and lenders consider one or both of these ratios. Investors should understand that these ratios are, in part, a function of the market price of the common stock of the Company, and as such will fluctuate with changes in such price and does not necessarily reflect the Company's capacity to incur additional debt to finance its activities or its ability to manage its existing debt obligations. However, for a company like Boston Properties, Inc., whose assets are primarily income-producing real estate, these ratios may provide investors with an alternate indication of leverage, so long as they are evaluated along with the ratio of indebtedness to other measures of asset value used by financial analysts and other financial ratios, as well as the various components of the Company's outstanding indebtedness.

Q2 2018
Definitions (continued)
Earnings Before Interest, Taxes, Depreciation and Amortization for Real Estate (EBITDAre)
Pursuant to the definition of Earnings Before Interest, Taxes, Depreciation and Amortization for Real Estate adopted by the Board of Governors of the National Association of Real Estate Investment Trusts (“Nareit”), the Company calculates Earnings Before Interest, Taxes, Depreciation and Amortization for Real Estate, or “EBITDAre,” as net income (loss) attributable to Boston Properties, Inc. common shareholders, the most directly comparable GAAP financial measure, plus net income attributable to noncontrolling interests, interest expense, losses (gains) from early extinguishments of debt, depreciation and amortization expense, impairment loss and adjustments to reflect the Company's share of EBITDAre from unconsolidated joint ventures less gains on sales of real estate. EBITDAre is a non-GAAP financial measure. The Company uses EBITDAre internally as a performance measure and believes EBITDAre provides useful information to investors regarding its financial condition and results of operations at the corporate level because, when compared across periods, EBITDAre reflects the impact on operations from trends in occupancy rates, rental rates, operating costs, general and administrative expenses and acquisition and development activities on an unleveraged basis, providing perspective not immediately apparent from net (loss) income attributable to Boston Properties, Inc. common shareholders.
In some cases the Company also presents (A) BXP's Share of EBITDAre – cash, which is BXP's Share of EBITDAre after eliminating the effects of straight-line rent, fair value lease revenue and non-cash termination income adjustment (fair value lease amounts) and adding straight-line ground rent expense, stock-based compensation expense and lease transaction costs that qualify as rent inducements, and (B) Annualized EBITDAre, which is EBITDAre for the applicable fiscal quarter ended multiplied by four (4). Presenting BXP's Share of EBITDAre – cash allows investors to compare EBITDAre across periods without taking into account the effect of certain non-cash rental revenues, ground rent expense and stock based compensation expense. Similar to depreciation and amortization, because of historical cost accounting, fair value lease revenue may distort operating performance measures at the property level. Additionally, presenting EBITDAre excluding the impact of straight-line rent provides investors with an alternative view of operating performance at the property level that more closely reflects rental revenue generated at the property level without regard to future contractual increases in rental rates. In addition, the Company’s management believes that the presentation of Annualized EBITDAre provides useful information to investors regarding the Company’s results of operations because it enables investors to more easily compare quarterly EBITDAre to EBITDAre from full fiscal years.
The Company's computation of EBITDAre may not be comparable to EBITDAre reported by other REITs or real estate companies that do not define the term in accordance with the current Nareit definition or that interpret the current Nareit definition differently.  The Company believes that in order to facilitate a clear understanding of its operating results, EBITDAre should be examined in conjunction with net income attributable to Boston Properties, Inc. common shareholders as presented in the Company's consolidated financial statements. EBITDAre should not be considered a substitute to net income attributable to Boston Properties, Inc. common shareholders in accordance with GAAP or any other GAAP financial measures and should only be considered together with and as a supplement to the Company’s financial information prepared in accordance with GAAP.
Fixed Charge Coverage Ratio
Fixed Charge Coverage Ratio equals BXP’s Share of EBITDAre – cash divided by Total Fixed Charges. BXP’s Share of EBITDAre – cash is a non-GAAP financial measure equal to BXP's Share of EBITDAre after eliminating the effects of straight-line rent, fair value lease revenue and non-cash termination income adjustment (fair value lease amounts) and adding straight-line ground rent expense, stock-based compensation expense and lease transaction costs that qualify as rent inducements. Total Fixed Charges is also a non-GAAP financial measure equal to the sum of BXP’s Share of interest expense, capitalized interest, hedge amortization, maintenance capital expenditures, losses from early extinguishment of debt, hotel improvements, equipment upgrades and replacements and preferred dividends/distributions. The Company believes that the presentation of its Fixed Charge Coverage Ratio provides investors with useful information about the Company’s financial performance as it relates to overall financial flexibility and balance sheet management, and, although the Company’s Fixed Charge Coverage Ratio is not a liquidity measure, as it does not include adjustments to reflect changes in working capital or the actual timing of the payment of income or expense items that are accrued in the period, the Company believes that its Fixed Charge Coverage Ratio provides investors with useful supplemental information regarding the Company’s ability to service its existing fixed charges. Furthermore, the Company believes that the Fixed Charge Coverage Ratio is frequently used by analysts, rating agencies and other interested parties in the evaluation of the Company’s performance as a REIT and, as a result, by presenting the Fixed Charge Coverage Ratio the Company assists these parties in their evaluations.  The Company’s calculation of its Fixed Charge Coverage Ratio may not be comparable to the ratios reported by other REITs or real estate companies that define the term differently and should only be considered together with and as a supplement to the Company’s financial information prepared in accordance with GAAP.
Funds Available for Distribution (FAD) and FAD Payout Ratio
In addition to FFO, the Company presents Funds Available for Distribution to common shareholders and common unitholders (FAD), which is a non-GAAP financial measure that is calculated by (1) adding to FFO lease transaction costs that qualify as rent inducements, non-real estate depreciation, non-cash losses (gains) from early extinguishments of debt, stock-based compensation expense, partners' share of consolidated and unconsolidated joint venture 2nd generation tenant improvement and leasing commissions (included in the period in which the lease commences) and unearned portion of capitalized fees, (2) eliminating the effects of straight-line rent, straight-line ground rent expense adjustment, hedge amortization and fair value lease revenue, and (3) subtracting maintenance capital expenditures, hotel improvements, equipment upgrades and replacements, 2nd generation tenant improvement and leasing commissions (included in the period in which the lease commences), non-cash termination income adjustment (fair value lease amounts) and impairments of non-depreciable real estate. The Company believes that the presentation of FAD provides useful information to investors regarding the Company’s results of operations because FAD provides supplemental information regarding the Company’s operating performance that would not otherwise be available and may be useful to investors in assessing the Company’s operating performance. Additionally, although the Company does not consider FAD to be a liquidity measure, as it does not make adjustments to reflect changes in working capital or the actual timing of the payment of income or expense items that are accrued in the period, the Company believes that FAD may provide investors with useful supplemental information regarding the Company’s ability to generate cash from its operating performance and the impact of the Company’s operating performance on its ability to make distributions to its shareholders. Furthermore, the Company believes that FAD is frequently used by analysts, investors and other interested parties in the evaluation of its performance as a REIT and, as a result, by presenting FAD the Company is assisting these parties in their evaluation. FAD should not be considered as a substitute for net income (loss) attributable to Boston Properties, Inc.'s common shareholders determined in accordance with GAAP or any other GAAP financial measures and should only be considered together with and as a supplement to the Company’s financial information prepared in accordance with GAAP.
FAD Payout Ratio is defined as distributions to common shareholders and unitholders (excluding any special distributions) divided by FAD.

Q2 2018
Definitions (continued)
Funds from Operations (FFO)
Pursuant to the revised definition of Funds from Operations adopted by the Board of Governors of Nareit, the Company calculates Funds from Operations, or “FFO,” by adjusting net income (loss) attributable to Boston Properties, Inc. common shareholders (computed in accordance with GAAP) for gains (or losses) from sales of properties, impairment losses on depreciable real estate consolidated on the Company's balance sheet, impairment losses on its investments in unconsolidated joint ventures driven by a measurable decrease in the fair value of depreciable real estate held by the unconsolidated joint ventures and real estate-related depreciation and amortization. FFO is a non-GAAP financial measure, but the Company believes the presentation of FFO, combined with the presentation of required GAAP financial measures, has improved the understanding of operating results of REITs among the investing public and has helped make comparisons of REIT operating results more meaningful. Management generally considers FFO and FFO per share to be useful measures for understanding and comparing the Company's operating results because, by excluding gains and losses related to sales of previously depreciated operating real estate assets, impairment losses and real estate asset depreciation and amortization (which can differ across owners of similar assets in similar condition based on historical cost accounting and useful life estimates), FFO and FFO per share can help investors compare the operating performance of a company's real estate across reporting periods and to the operating performance of other companies.
The Company's computation of FFO may not be comparable to FFO reported by other REITs or real estate companies that do not define the term in accordance with the current Nareit definition or that interpret the current Nareit definition differently.  In order to facilitate a clear understanding of the Company's operating results, FFO should be examined in conjunction with net income attributable to Boston Properties, Inc. common shareholders as presented in the Company's consolidated financial statements. FFO should not be considered as a substitute for net income attributable to Boston Properties, Inc. common shareholders (determined in accordance with GAAP) or any other GAAP financial measures and should only be considered together with and as a supplement to the Company’s financial information prepared in accordance with GAAP.
In-Service Properties
The Company treats a property as being "in-service" upon the earlier of (1) lease-up and completion of tenant improvements or (2) one year after cessation of major construction activity as determined under GAAP. The determination as to when an entire property should be treated as "in-service" involves a degree of judgment and is made by management based on the relevant facts and circumstances of the particular property. For portfolio operating and occupancy statistics, the Company specifies a single date for treating a property as "in-service," which is generally later than the date the property is partially placed in-service under GAAP. Under GAAP, a property may be placed in-service in stages as construction is completed and the property is held available for occupancy. In addition, under GAAP, when a portion of a property has been substantially completed and either occupied or held available for occupancy, the Company ceases capitalizing costs on that portion, even though it may not treat the property as being "in-service," and continues to capitalize only those costs associated with the portion still under construction. In-service properties include properties held by the Company's unconsolidated joint ventures.
Interest Coverage Ratio
Interest Coverage Ratio, calculated including and excluding capitalized interest, is a non-GAAP financial measure equal to BXP's Share of EBITDAre – cash divided by Adjusted interest expense. BXP's Share of EBITDAre – cash is a non-GAAP financial measure equal to BXP's Share of EBITDAre after eliminating the effects of straight-line rent, fair value lease revenue and non-cash termination income adjustment (fair value lease amounts) and adding straight-line ground rent expense, stock-based compensation expense and lease transaction costs that qualify as rent inducements. Adjusted interest expense excluding capitalized interest is equal to BXP's Share of interest expense less (1) BXP's Share of hedge amortization and (2) BXP's Share of amortization of financing costs plus losses from early extinguishment of debt. Adjusted interest expense including capitalized interest is calculated in the same manner but adds back BXP's Share of capitalized interest. The Company believes that the presentation of its Interest Coverage Ratio provides useful information about the Company’s financial condition because it provides investors additional information on the Company's ability to meet its debt obligations and incur additional indebtedness. In addition, by analyzing interest coverage ratios over a period of time, trends may emerge that provide investors a better sense of whether a company’s financial condition is improving or declining. The ratios may also be used to compare the financial condition of different companies, which can help when making an investment decision. The Company presents its Interest Coverage Ratio in two ways - including capitalized interest and excluding capitalized interest. GAAP requires the capitalization of interest expense during development. Therefore, for a company like Boston Properties, Inc. that is an active developer of real estate, presenting the Interest Coverage Ratio (excluding capitalized interest) provides an alternative measure of financial condition that may be more indicative of the Company’s ability to meet its interest expense obligations and therefore its overall financial condition.
Market Rents
Market Rents used by the Company in calculating Average Economic Occupancy are based on the current market rates set by the managers of the Company’s residential properties based on their experience in renting their residential property's units and publicly available market data. Trends in market rents for a region as reported by others could therefore vary materially. Market Rents for a period are based on the average Market Rents during that period and do not reflect any impact for cash concessions.
Net Debt
Net Debt is equal to (A) the Company’s consolidated debt plus special dividends payable (if any) less (B) cash and cash equivalents and cash held in escrow for potential Section 1031 like kind exchange(s). The Company believes that the presentation of Net Debt provides useful information to investors because the Company reviews Net Debt as part of the management of its overall financial flexibility, capital structure and leverage. In particular, Net Debt is an important component of the Company’s ratio of BXP’s Share of Net Debt to BXP’s Share of EBITDAre.  BXP’s Share of Net Debt is calculated in a similar manner to Net Debt, except that BXP’s Share of Debt and BXP’s Share of cash are utilized instead of the Company’s consolidated debt and cash in the calculation. The Company believes BXP’s Share of Net Debt to BXP’s Share of EBITDAre is useful to investors because it provides an alternative measure of the Company’s financial flexibility, capital structure and leverage based on its percentage ownership interest in all of its assets. Furthermore, certain debt rating agencies, creditors and credit analysts monitor the Company’s Net Debt as part of their assessments of its business. The Company may utilize a considerable portion of its cash and cash equivalents at any given time for purposes other than debt reduction. In addition, cash and cash equivalents and cash held in escrow for potential Section 1031 like kind exchange(s) may not be solely controlled by the Company. The deduction of these items from consolidated debt in the calculation of Net Debt therefore should not be understood to mean that these items are available exclusively for debt reduction at any given time.

Q2 2018
Definitions (continued)
Net Operating Income (NOI)
Net operating income (NOI) is a non-GAAP financial measure equal to net income attributable to Boston Properties, Inc. common shareholders, the most directly comparable GAAP financial measure, plus (1) preferred dividends, net income attributable to noncontrolling interests, corporate general and administrative expense, payroll and related costs from management services contracts, transaction costs, depreciation and amortization expense and interest expense, less (2) gains on sales of real estate, development and management services revenue, direct reimbursements of payroll and related costs from management services contracts, income from unconsolidated joint ventures, interest and other income, gains (losses) from investments in securities and gains (losses) from early extinguishments of debt. In some cases, the Company also presents (1) NOI – cash, which is NOI after eliminating the effects of straight-line rent, fair value lease revenue, straight-line ground rent expense adjustment and lease transaction costs that qualify as rent inducements in accordance with GAAP, (2) NOI and NOI – cash, in each case excluding termination income.
The Company uses these measures internally as performance measures and believes they provide useful information to investors regarding the Company’s results of operations and financial condition because, when compared across periods, they reflect the impact on operations from trends in occupancy rates, rental rates, operating costs and acquisition and development activity on an unleveraged basis, providing perspective not immediately apparent from net income. For example, interest expense is not necessarily linked to the operating performance of a real estate asset and is often incurred at the corporate level as opposed to the property level. Similarly, interest expense may be incurred at the property level even though the financing proceeds may be used at the corporate level (e.g., used for other investment activity). In addition, depreciation and amortization expense because of historical cost accounting and useful life estimates, may distort operating performance measures at the property level. Presenting NOI – cash allows investors to compare NOI performance across periods without taking into account the effect of certain non-cash rental revenues and ground rent expenses. Similar to depreciation and amortization expense, fair value lease revenues, because of historical cost accounting, may distort operating performance measures at the property level. Additionally, presenting NOI excluding the impact of the straight-lining of rent provides investors with an alternative view of operating performance at the property level that more closely reflects net cash generated at the property level on an unleveraged basis. Presenting NOI measures that exclude termination income provides investors with additional information regarding operating performance at a property level that allows them to compare operating performance between periods without taking into account termination income, which can distort the results for any given period because they generally represent multiple months or years of a tenant’s rental obligations that are paid in a lump sum in connection with a negotiated early termination of the tenant’s lease and are not reflective of the core ongoing operating performance of the Company’s properties.
Rental Obligations
Rental Obligations is defined as the contractual base rents (but excluding percentage rent) and budgeted reimbursements from tenants under existing leases. These amounts exclude rent abatements.
Rental Revenue (excluding termination income)
Rental Revenue (excluding termination income) is used internally by the Company as a performance measure and provides investors with additional information regarding operating performance at a property level that allows them to compare operating performance between periods without taking into account termination income, which can distort the results for any given period because they generally represent multiple months or years of a tenant’s rental obligations that are paid in a lump sum in connection with a negotiated early termination of the tenant’s lease and are not reflective of the core ongoing operating performance of the Company’s properties.
Same Properties
In the Company's analysis of NOI, particularly to make comparisons of NOI between periods meaningful, it is important to provide information for properties that were in-service and owned by the Company throughout each period presented. The Company refers to properties acquired or placed in-service prior to the beginning of the earliest period presented and owned by the Company through the end of the latest period presented as "Same Properties." "Same Properties" therefore exclude properties placed in-service, acquired, repositioned or in development or redevelopment after the beginning of the earliest period presented or disposed of prior to the end of the latest period presented. Accordingly, it takes at least one year and one quarter after a property is acquired or treated as "in-service" for that property to be included in "Same Properties." Pages 19 - 22 indicate by footnote the "In-Service Properties" that are not included in "Same Properties."

Q2 2018
Reconciliations

(unaudited and in thousands)
BXP's Share of select items

	Three Months Ended
	30-Jun-18	31-Mar-18
Revenue	$664,484	$661,151
Partners' share of revenue from consolidated joint ventures (JVs)	(71,599)	(75,009)
BXP's share of revenue from unconsolidated JVs	26,485	26,340
BXP's Share of revenue	$619,370	$612,482

Straight-line rent	$19,972	$27,101
Partners' share of straight-line rent from consolidated JVs	(2,732)	(6,046)
BXP's share of straight-line rent from unconsolidated JVs	2,321	1,607
BXP's Share of straight-line rent	$19,561	$22,662

Fair value lease revenue [1]	$6,092	$5,590
Partners' share of fair value lease revenue from consolidated JVs [1]	(1,910)	(1,753)
BXP's share of fair value lease revenue from unconsolidated JVs [1]	458	452
BXP's Share of fair value lease revenue [1]	$4,640	$4,289

Lease termination income	$718	$1,362
Partners' share of termination income from consolidated JVs	—	(2)
BXP's share of termination income from unconsolidated JVs	(3)	—
BXP's Share of termination income	$715	$1,360

Non-cash termination income adjustment (fair value lease amounts)	$—	$—
Partners' share of non-cash termination income adjustment (fair value lease amounts) from consolidated JVs	—	—
BXP's share of non-cash termination income adjustment (fair value lease amounts) from unconsolidated JVs	—	—
BXP's Share of non-cash termination income adjustment (fair value lease amounts)	$—	$—

Hedge amortization	$1,579	$1,579
Partners' share of hedge amortization from consolidated JVs	(144)	(144)
BXP's share of hedge amortization from unconsolidated JVs	—	—
BXP's Share of hedge amortization	$1,435	$1,435

Depreciation and amortization	$156,417	$165,797
Noncontrolling interests in property partnerships' share of depreciation and amortization	(18,426)	(18,221)
BXP's share of depreciation and amortization from unconsolidated JVs	9,312	9,444
BXP's Share of depreciation and amortization	$147,303	$157,020

Lease transaction costs that qualify as rent inducements [2]	$521	$316
Partners' share of lease transaction costs that qualify as rent inducements from consolidated JVs [2]	—	—
BXP's share of lease transaction costs that qualify as rent inducements from unconsolidated JVs [2]	65	70
BXP's Share of lease transaction costs that qualify as rent inducements [2]	$586	$386

2nd generation tenant improvements and leasing commissions	$56,779	$84,685
Partners' share of 2nd generation tenant improvements and leasing commissions from consolidated JVs	(979)	(1,124)
BXP's share of 2nd generation tenant improvements and leasing commissions from unconsolidated JVs	920	1,208
BXP's Share of 2nd generation tenant improvements and leasing commissions	$56,720	$84,769

Q2 2018
Reconciliations (continued)

BXP's Share of select items (continued)

	Three Months Ended
	30-Jun-18	31-Mar-18
Maintenance capital expenditures [3]	$12,885	$20,970
Partners' share of maintenance capital expenditures from consolidated JVs [3]	(723)	(1,660)
BXP's share of maintenance capital expenditures from unconsolidated JVs [3]	216	670
BXP's Share of maintenance capital expenditures [3]	$12,378	$19,980

Interest expense	$92,204	$90,220
Partners' share of interest expense from consolidated JVs	(11,138)	(11,238)
BXP's share of interest expense from unconsolidated JVs	6,510	6,389
BXP's Share of interest expense	$87,576	$85,371

Capitalized interest	$17,621	$17,378
Partners' share of capitalized interest from consolidated JVs	(1,055)	(886)
BXP's share of capitalized interest from unconsolidated JVs	16	12
BXP's Share of capitalized interest	$16,582	$16,504

Amortization of financing costs	$3,060	$3,058
Partners' share of amortization of financing costs from consolidated JVs	(382)	(382)
BXP's share of amortization of financing costs from unconsolidated JVs	109	115
BXP's Share of amortization of financing costs	$2,787	$2,791

_____________

[1]	Represents the net adjustment for above- and below-market leases that are being amortized over the terms of the respective leases in place at the property acquisition dates.

[2]
Consists of lease transaction costs that qualify as rent inducements in accordance with GAAP. Lease transaction costs are generally included in 2nd generation tenant improvements and leasing commissions in the period the lease commences.

[3]	Maintenance capital expenditures do not include planned capital expenditures related to acquisitions and repositioning capital expenditures.

Q2 2018
Reconciliations (continued)

for the three months ended June 30, 2018
(unaudited and dollars in thousands)

		Norges Joint Ventures
		Times Square Tower
		601 Lexington Avenue / One Five Nine East 53rd
CONSOLIDATED JOINT VENTURES	767 Fifth Avenue	100 Federal Street		Total Consolidated
	(The GM Building)	Atlantic Wharf Office	Salesforce Tower	Joint Ventures
Revenue
Rent	$53,503	$71,451	$5,704	$130,658
Straight-line rent	2,598	3,907	(1,302)	5,203
Fair value lease revenue	4,509	236	—	4,745
Termination income	—	—	—	—
Base Rent	60,610	75,594	4,402	140,606
Recoveries from tenants	11,898	14,980	1,874	28,752
Parking and other	731	1,527	145	2,403
Total rental revenue	73,239	92,101	6,421	171,761
Expenses
Operating	28,697	32,598	3,411	64,706
Net Operating Income (NOI)	44,542	59,503	3,010	107,055

Other income (expense)
Development and management services revenue	391	770	662	1,823
Interest and other income	514	466	50	1,030
Interest expense	(20,530)	(6,497)	—	(27,027)
Depreciation and amortization expense	(23,377)	(20,154)	(1,300)	(44,831)
Total other income (expense)	(43,002)	(25,415)	(588)	(69,005)
Net income	$1,540	$34,088	$2,422	$38,050

BXP's nominal ownership percentage	60.00%	55.00%	95.00%

Partners' share of NOI (after priority allocations)[1]	$17,817	$26,798	$(108)	$44,507
BXP's share of NOI (after priority allocations)	$26,725	$32,705	$3,118	$62,548
Unearned portion of capitalized fees [2]	$128	$866	$(3)	$991

Partners' share of select items [1]
Partners' share hedge amortization	$144	$—	$—	$144
Partners' share of amortization of financing costs	$346	$36	$—	$382
Partners' share of capitalized interest	$256	$799	$—	$1,055
Partners' share of management and other fees	$662	$786	$12	$1,460
Partners' share of basis differential and other adjustments	$(30)	$17	$(7)	$(20)
Partners' share of priority allocations	$—	$(21)	$258	$237

Reconciliation of Partners' share of EBITDAre [1]
Partners' NCI	$(16)	$14,558	$(142)	$14,400
Add:
Partners' share of interest expense	8,214	2,924	—	11,138
Partners' share of depreciation and amortization expense after BXP's basis differential	9,320	9,048	58	18,426
Partners' share of EBITDAre	$17,518	$26,530	$(84)	$43,964

Reconciliation of Partners' share of Net Operating Income (Loss) (NOI)[1]
Rental revenue	$29,296	$41,446	$321	$71,063
Less: Termination income	—	—	—	—
Rental revenue (excluding termination income)	29,296	41,446	321	71,063
Less: Operating expenses	11,479	14,669	171	26,319
Priority allocations	—	(21)	258	237
NOI (excluding termination income and after priority allocations)	$17,817	$26,798	$(108)	$44,507

Rental revenue (excluding termination income)	$29,296	$41,446	$321	$71,063
Less: Straight-line rent	1,039	1,758	(65)	2,732
Fair value lease revenue	1,804	106	—	1,910
Add: Lease transaction costs that qualify as rent inducements	—	—	—	—
Subtotal	26,453	39,582	386	66,421
Less: Operating expenses	11,479	14,669	171	26,319
Priority allocations	—	(21)	258	237
NOI - cash (excluding termination income and after priority allocations)	$14,974	$24,934	$(43)	$39,865

Reconciliation of Partners' share of Revenue [1]
Rental revenue	$29,296	$41,446	$321	$71,063
Add: Development and management services revenue	156	347	33	536
Revenue	$29,452	$41,793	$354	$71,599
_________

[1]	Amounts represent the partners' share based on their respective ownership percentage.

[2]	Capitalized fees are eliminated in consolidation and recognized over the life of the asset as depreciation and amortization are added back to the Company's net income.

Q2 2018
Reconciliations (continued)

for the three months ended June 30, 2018
(unaudited and dollars in thousands)

UNCONSOLIDATED JOINT VENTURES

	540 Madison Avenue	Market Square North	Metropolitan Square	901 New York Avenue		Wisconsin Place Parking Facility	Annapolis Junction [1]	500 North Capitol Street, N.W.	Colorado Center	1265 Main Street	Other Joint Ventures [2]	Total Unconsolidated Joint Ventures
Revenue
Rental	$5,492	$4,443	$5,805	$6,988		$22	$2,551	$2,860	$11,675	$994	$106	$40,936
Straight-line rent	34	184	(99)	(3)		—	66	8	2,506	—	524	3,220
Fair value lease revenue	—	—	—	—		—	—	—	96	—	—	96
Termination income	—	—	(16)	—		—	—	—	—	—	—	(16)
Base rent	5,526	4,627	5,690	6,985		22	2,617	2,868	14,277	994	630	44,236
Recoveries from tenants	572	885	1,247	1,278		323	495	1,281	584	306	—	6,971
Parking and other	8	206	688	403		942	55	125	2,612	—	286	5,325
Total rental revenue	6,106	5,718	7,625	8,666		1,287	3,167	4,274	17,473	1,300	916	56,532
Expenses
Operating	3,263	2,359	3,587	3,474		660	1,589	1,432	5,849	310	345	22,868
Net operating income/(loss)	2,843	3,359	4,038	5,192		627	1,578	2,842	11,624	990	571	33,664

Other income/(expense)
Development and management services revenue	42	2	1	—		—	—	—	10	—	—	55
Interest and other income	62	55	5	37		—	61	14	86	—	187	507
Interest expense	(990)	(1,478)	(2,277)	(2,075)		—	(1,416)	(1,116)	(4,979)	(378)	—	(14,709)
Depreciation and amortization expense	(1,882)	(993)	(1,859)	(1,492)		(1,375)	(1,014)	(947)	(4,564)	(397)	(2)	(14,525)
Total other income/(expense)	(2,768)	(2,414)	(4,130)	(3,530)		(1,375)	(2,369)	(2,049)	(9,447)	(775)	185	(28,672)
Net income/(loss)	$75	$945	$(92)	$1,662		$(748)	$(791)	$793	$2,177	$215	$756	$4,992

BXP's nominal ownership percentage	60%	50%	20%	25%		33.33%	50%	30%	50%	50%	50%

BXP's share of select items
BXP's share of amortization of financing costs	$35	$10	$5	$22	[3]	$—	$17	$4	$13	$3	$—	$109
BXP's share of capitalized interest	$—	$—	$16	$—	[3]	$—	$—	$—	$—	$—	$—	$16
BXP's share of non-cash termination income adjustment (fair value lease amounts)	$—	$—	$—	$—	[3]	$—	$—	$—	$—	$—	$—	$—

Reconciliation of BXP's share of EBITDAre
Income/(loss) from unconsolidated joint ventures	$205	$430	$(14)	$436	[3]	$(259)	$(426)	$238	$(319)	$100	$378	$769
Add:
BXP's share of interest expense	594	739	455	1,000		—	708	335	2,490	189	—	6,510
BXP's share of depreciation and amortization expense	970	539	368	1,163	[3]	466	537	284	4,778	206	1	9,312
BXP's share of EBITDAre	$1,769	$1,708	$809	$2,599		$207	$819	$857	$6,949	$495	$379	$16,591

Q2 2018
Reconciliations (continued)

UNCONSOLIDATED JOINT VENTURES
Reconciliation of BXP's share of Net Operating Income/(Loss)	540 Madison Avenue	Market Square North	Metropolitan Square	901 New York Avenue		Wisconsin Place Parking Facility	Annapolis Junction [1]	500 North Capitol Street, N.W.	Colorado Center	1265 Main Street	Other Joint Ventures [2]	Total Unconsolidated Joint Ventures
BXP's share of rental revenue	$3,664	$2,859	$1,525	$4,176	[3]	$429	$1,584	$1,282	$9,827	$650	$458	$26,454
BXP's share of operating expenses	1,958	1,180	717	1,674	[3]	220	795	430	2,925	155	173	10,227
BXP's share of net operating income/(loss)	1,706	1,679	808	2,502	[3]	209	789	852	6,902	495	285	16,227
Less:
BXP's share of termination income	—	—	(3)	—	[3]	—	—	—	—	—	—	(3)
BXP's share of net operating income/(loss) (excluding termination income)	1,706	1,679	811	2,502	[3]	209	789	852	6,902	495	285	16,230
Less:
BXP's share of straight-line rent	20	92	(20)	(1)	[3]	—	33	2	1,933	—	262	2,321
BXP's share of fair value lease revenue	—	—	—	—	[3]	—	—	—	458	—	—	458
Add:
BXP's share of lease transaction costs that qualify as rent inducements	—	10	—	55	[3]	—	—	—	—	—	—	65
BXP's share of net operating income/(loss) - cash (excluding termination income)	$1,686	$1,597	$831	$2,558	[3]	$209	$756	$850	$4,511	$495	$23	$13,516

Reconciliation of BXP's share of Revenue
BXP's share of rental revenue	$3,664	$2,859	$1,525	$4,176		$429	$1,584	$1,282	$9,827	$650	$458	$26,454
Add:
BXP's share of development and management services revenue	25	1	—	—		—	—	—	5	—	—	31
BXP's share of revenue	$3,689	$2,860	$1,525	$4,176		$429	$1,584	$1,282	$9,832	$650	$458	$26,485

_____________

[1]	Annapolis Junction includes four in-service properties and two undeveloped land parcels.

[2]	Includes The Hub on Causeway, 1001 6th Street, Dock 72 and 7750 Wisconsin Avenue.

[3]	Reflects the allocation percentages pursuant to the achievement of specified investment return thresholds as provided for in the joint venture agreement.

[4]	The Company's purchase price allocation under ASC 805 for Colorado Center differs from the historical basis of the venture resulting in the majority of the basis differential for this venture.

Q2 2018
Consolidated Income Statement - prior year

(unaudited and in thousands, except per share amounts)

Three Months Ended
30-Jun-17
Revenue
Rental
Base rent	$520,542
Recoveries from tenants	89,163
Parking and other	26,462
Total rental revenue	636,167
Hotel revenue	13,375
Development and management services	7,365
Total revenue	656,907
Expenses
Operating
Rental	230,454
Hotel	8,404
General and administrative	27,141
Transaction costs	299
Depreciation and amortization	151,919
Total expenses	418,217
Operating income	238,690
Other income (expense)
Income from unconsolidated joint ventures	3,108
Interest and other income	1,504
Gains from investments in securities	730
Gains from early extinguishments of debt	14,354
Interest expense	(95,143)
Income before gains on sales of real estate	163,243
Gains on sales of real estate	3,767
Net income	167,010
Net income attributable to noncontrolling interests
Noncontrolling interest in property partnerships	(15,203)
Noncontrolling interest - common units of the Operating Partnership	(15,473)
Net income attributable to Boston Properties, Inc.	136,334
Preferred dividends	(2,625)
Net income attributable to Boston Properties, Inc. common shareholders	$133,709

INCOME PER SHARE OF COMMON STOCK (EPS)

Net income attributable to Boston Properties, Inc. per share - basic	$0.87
Net income attributable to Boston Properties, Inc. per share - diluted	$0.87